   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 31, 1997
                                                    REGISTRATION NO.: 33-58175
                                                                      811-7263

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                  FORM N-1A

                            REGISTRATION STATEMENT
                       UNDER THE SECURITIES ACT OF 1933
                                                                           [X]
                         PRE-EFFECTIVE AMENDMENT NO.
                                                                           [ ]
                        POST-EFFECTIVE AMENDMENT NO. 2
                                                                           [X]
                                    AND/OR
             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                 ACT OF 1940
                                                                           [X]
                               AMENDMENT NO. 3
                                                                           [X]

                      DEAN WITTER HAWAII MUNICIPAL TRUST

                       (A MASSACHUSETTS BUSINESS TRUST)
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                            TWO WORLD TRADE CENTER
                           NEW YORK, NEW YORK 10048

                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 392-1600
                             SHELDON CURTIS, ESQ.
                            TWO WORLD TRADE CENTER
                           NEW YORK, NEW YORK 10048

                   (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   COPY TO:
                           DAVID M. BUTOWSKY, ESQ.
                            GORDON ALTMAN BUTOWSKY
                            WEITZEN SHALOV & WEIN
                             114 WEST 47TH STREET
                           NEW YORK, NEW YORK 10036

                APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
As soon as practicable after this Post-Effective Amendment becomes effective.

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

             X immediately upon filing pursuant to paragraph (b)
              on (date) pursuant to paragraph (b)
              60 days after filing pursuant to paragraph (a) on (date) pursuant to paragraph (a) of rule 485.

   THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF ITS SHARES UNDER THE SECURITIES ACT OF 1933 PURSUANT TO SECTION (A)(1) OF RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. THE REGISTRANT FILED THE RULE 24F-2 NOTICE FOR ITS FISCAL YEAR ENDING NOVEMBER 30, 1996 WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 16, 1997.

          AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS

                      DEAN WITTER HAWAII MUNICIPAL TRUST
                            CROSS-REFERENCE SHEET

        FORM N-1A
        ITEM            CAPTION
       --------------  -------------------------------------------------------
       PART A          PROSPECTUS
       --------------  -------------------------------------------------------
           1. .....        Cover Page
           2. .....        Prospectus Summary; Summary of Fund Expenses
           3. .....        Financial Highlights; Performance Information
           4. .....        Investment Objective and Policies; The Fund and its
                            Management; Cover Page; Investment Restrictions;
                            Prospectus Summary
           5. .....        The Fund and Its Management; Back Cover; Investment
                            Objective and Policies
           6. .....        Dividends, Distributions and Taxes; Additional
                            Information
           7. .....        Purchase of Fund Shares; Shareholder Services
           8. .....        Redemptions and Repurchases; Shareholder
                            Services
           9. .....        Not Applicable

           PART B          STATEMENT OF ADDITIONAL INFORMATION
           --------------  -------------------------------------------------------
           10. ....        Cover Page
           11. ....        Table of Contents
           12. ....        The Fund and Its Management
           13. ....        Investment Practices and Policies; Investment
                            Restrictions; Portfolio Transactions and Brokerage
           14. ....        The Fund and Its Management; Trustees and
                            Officers
           15. ....        Trustees and Officers
           16. ....        The Fund and Its Management; The Distributor;
                            Shareholder Services; Custodian and
                            Transfer Agent; Independent Accountants
           17. ....        Portfolio Transactions and Brokerage
           18. ....        Description of Shares
           19. ....        The Distributor; Repurchase of Fund Shares; Redemptions
                            and Repurchases; Shareholder Services
           20. ....        Dividends, Distributions and Taxes
           21. ....        The Distributor
           22. ....        Performance Information
           23. ....        Experts; Financial Statements

PART C

   Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

PROSPECTUS -- JANUARY 31, 1997



Dean Witter Hawaii Municipal Trust (the "Fund") is an open-end, non-diversified management investment company, whose investment objective is to provide a high level of current income exempt from both federal and State of Hawaii income taxes, consistent with the preservation of capital. The Fund seeks to achieve its investment objective by investing principally in tax-exempt, investment grade municipal obligations of issuers in the State of Hawaii and in U.S. governmental territories and possessions. (See "Investment Objective and Policies.")

Shares of the Fund are offered at net asset value plus a sales charge of 3.0% of the offering price, scaled down on purchases of $100,000 or more. In addition, pursuant to a Rule 12b-1 Plan of Distribution under the Investment Company Act of 1940, the Fund may reimburse the Distributor, in an amount equal to payments not exceeding the annual rate of 0.20 of 1% of the average daily net assets of the Fund, for specific expenses incurred in promoting the distribution of the Fund's shares.

This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated January 31, 1997, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.

Dean Witter
Hawaii Municipal Trust
Two World Trade Center
New York, New York 10048
(212) 392-2550 or
(800) 869-NEWS (toll free)

TABLE OF CONTENTS

Prospectus Summary ....................................................      2

Summary of Fund Expenses ..............................................      3

Financial Highlights ..................................................      4

The Fund and its Management ...........................................      4

Investment Objective and Policies .....................................      5

 Risk Considerations and
  Investment Practices ................................................      9

Investment Restrictions ...............................................     11


Purchase of Fund Shares ...............................................     11

Shareholder Services ..................................................     14

Redemptions and Repurchases ...........................................     16

Dividends, Distributions and Taxes ....................................     17

Performance Information ...............................................     19


Additional Information ................................................     20

Appendix ..............................................................     21

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

THESE SECURITIES HAVE NOT BEEN
APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION
OR ANY STATE SECURITIES COMMISSION
NOR HAS THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES
COMMISSION PASSED UPON THE ACCURACY
OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A
CRIMINAL OFFENSE.

             DEAN WITTER DISTRIBUTORS INC.
             DISTRIBUTOR

PROSPECTUS SUMMARY
-----------------------------------------------------------------------------


The              The Fund is organized as a Trust, commonly known as a Massachusetts
Fund             business trust, and is an open-end, non-diversified management investment company investing principally in tax-exempt, investment grade municipal obligations of issuers in the State of Hawaii and in U.S. governmental territories and possessions (see page 4).
---------------  ---------------------------------------------------------------------------
Shares           Shares of beneficial interest with $0.01 par value (see page 20).
Offered
---------------  ---------------------------------------------------------------------------
Offering         The price of the shares offered by this prospectus varies with the changes
Price            in the value of the Fund's investments. The offering price, determined once daily as of 4:00 p.m., New York time, on each day that the New York Stock
                 Exchange is open, is equal to the net asset value plus a sales charge of
                 3.0% of the offering price, scaled down on purchases of $100,000 or over
                 (see pages 11-12).
---------------  ---------------------------------------------------------------------------
Minimum          Minimum initial purchase is $1,000; minimum subsequent purchase is $100
Purchase         (see page 11).
---------------  ---------------------------------------------------------------------------
Investment       The investment objective of the Fund is to provide a high level of current
Objective        income exempt from both federal and State of Hawaii income taxes, consistent with the preservation of capital (see page 4).
---------------  ---------------------------------------------------------------------------
Investment       Dean Witter InterCapital Inc. ("InterCapital"), the Investment Manager of
Manager          the Fund, and its wholly-owned subsidiary, Dean Witter Services Company
                 Inc., serve in various investment management, advisory, management and administrative capacities to 101 investment companies and other portfolios with assets of approximately $90 billion at December 31, 1996 (see pages
                 4-5).
---------------  ---------------------------------------------------------------------------
Management       The Investment Manager receives a monthly fee at the annual rate of 0.35%
Fee              of average daily net assets of the Fund. (see page 5).
---------------  ---------------------------------------------------------------------------
Dividends and    Income dividends are declared daily and paid monthly; capital gains, if
Capital Gains    any, may be distributed annually or retained for reinvestment by the Fund.
Distributions    Dividends and distributions are automatically reinvested in additional shares at net asset value (without sales charge), unless the shareholder elects to receive cash (see page 16).
---------------  ---------------------------------------------------------------------------
Plan of          The Fund is authorized to reimburse Dean Witter Distributors Inc. (the
Distribution     "Distributor") for specific expenses incurred in promoting the distribution of the Fund's shares pursuant to a Plan of Distribution pursuant to Rule
                 12b-1 under the Investment Company Act of 1940. Reimbursement may in no
                 event exceed an amount equal to payments at the annual rate of 0.20 of 1%
                 of average daily net assets. (see page 12).
---------------  ---------------------------------------------------------------------------
Sales            3.0% of offering price (3.09% of amount invested); reduced charges on
Charge           purchases of $100,000 or more (see page 10-11).
---------------  ---------------------------------------------------------------------------
Redemption       Shares redeemable by the shareholder at net asset value. An account may be involuntarily redeemed if shares owned have a net asset value of less than
                 $100 or, if the account was opened through EasyInvest (Service Mark), if after twelve months the shareholder has invested less than $1,000 in the account (see page 16).
---------------  ---------------------------------------------------------------------------
Risks            The value of the Fund's portfolio securities, and therefore the Fund's net asset value per share, may increase or decrease due to various factors, principally changes in prevailing interest rates and the ability of the issuers of the Fund's portfolio securities to pay interest and principal on such obligations. Additionally, because the Fund is a non-diversified investment company, a relatively high percentage of the Fund's assets may be invested in a limited number of issuers within the State of Hawaii, thereby causing a greater fluctuation of the Fund's net asset value as a result of changes in the financial condition or in the market's assessment of the various issuers. Also, since the Fund concentrates its investments in tax-exempt securities of municipal issuers in the State of Hawaii, the
                 Fund will be affected by any political, economic or regulatory developments affecting the ability of the issuers in the State to pay interest or repay principal. During periods of significant economic slowdowns, the securities of certain municipal issuers in the State may be subject to a greater degree of credit risk in which the ratings of such securities have been or may be downgraded or placed on a credit watch, thereby affecting their market value (see page 6 and the Appendix). The Fund may purchase when-issued and delayed delivery securities (see page 9). The Fund may also invest in futures and options, which may be considered speculative in nature and which may involve greater risks than those customarily assumed by certain other investment companies which do not invest in such instruments (see pages 8-9). Certain of the tax-exempt securities in which the Fund may invest without limit may subject certain investors to the federal and any State of Hawaii alternative minimum tax.
---------------  ---------------------------------------------------------------------------


The above is qualified in its entirety by the detailed information appearing elsewhere in the Prospectus
               and in the Statement of Additional Information.

SUMMARY OF FUND EXPENSES
-----------------------------------------------------------------------------


The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are for the fiscal year ended November 30, 1996.



 Shareholder Transaction Expenses
Maximum Sales Charge Imposed on Purchases ................................       3.0%
 (as a percentage of offering price)
Maximum Sales Charge Imposed on Reinvested Dividends .....................       None
Deferred Sales ...........................................................       None
Redemption Fees ..........................................................       None
Exchange Fee .............................................................       None
Annual Fund Operating Expenses (as a Percentage of Average Net Assets)
Management Fee* ..........................................................      0.00%
12-1 Fee** ...............................................................      0.19%
Other Expenses ...........................................................      0.00%
Total Fund Operating Expenses* ...........................................      0.19%


   "Management Fees" (after fee waiver), "12b-1 fees" and "Other Expenses" (after expense assumptions) as shown above are based upon estimated amounts of management fees, 12b-1 fees and other expenses of the Fund for the fiscal year ending November 30, 1996.


    * The Investment Manager had undertaken to assume all expenses (except for any brokerage and 12b-1 fees) and to waive the compensation provided for in its Management Agreement from the date of commencement of the Fund's operations until December 31, 1996. The Investment Manager has undertaken to continue to assume all expenses (except for brokerage and 12b-1 fees) and to waive the compensation provided for in its Management Agreement until June 30, 1997. "Total Fund Operating Expenses," as shown above, is based upon the sum of the 12b-1 Fee, Management Fee and estimated "Other Expenses," which may be incurred by the Fund. For the fiscal period ended November 30, 1996, the Fund's total operating expenses, consisting only of 12b-1 fees, amounted to 0.19% of the Fund's daily net assets.


   ** The 12b-1 fee is characterized as a service fee within the meaning of National Association of Securities Dealers, Inc. ("NASD") guidelines (see "Purchase of Fund Shares").


 EXAMPLE                                                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                      --------  ---------  ---------  ----------
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each
 time period: .......................................................    $32        $36        $40        $54


   THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF THE FUND MAY BE GREATER OR LESS THAN THOSE SHOWN.

   It is estimated that Total Fund Operating Expenses for the Fund for the fiscal year ending November 30, 1996, assuming no waiver of management fees or assumption of expenses would have been:


MANAGEMENT FEES ..............   0.35%
12b-1 Fees ...................   0.19%
Other Expenses ...............   2.15%
Total Fund Operating Expenses    2.69%


   The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and its Management" and "Purchase of Fund Shares." There are reduced sales charges on purchases of $100,000 or more (see "Purchase of Fund Shares").

   Long-term shareholders of the Fund may pay more in sales charges and distribution fees than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------


   The following ratios and per share data for a share of beneficial interest outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements, notes thereto and the unqualified report of independent accountants which are contained in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request to the Fund.



                                                                                      FOR THE PERIOD
                                                                    FOR THE YEAR      JUNE 16, 1995*
                                                                        ENDED             THROUGH
                                                                  NOVEMBER 30, 1996  NOVEMBER 30, 1995
---------------------------------------------------------------  -----------------  -----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ...........................       $ 9.91        $     9.70
                                                                 -----------------  -----------------
Net investment income ..........................................         0.50              0.19
Net realized and unrealized gain ...............................         0.04              0.21
                                                                 -----------------  -----------------
Total from investment operations ...............................         0.54              0.40
Less dividends from net investment income ......................        (0.50)            (0.19)
                                                                 -----------------  -----------------
Net asset value, end of period .................................       $ 9.95        $     9.91
                                                                 =================  =================
TOTAL INVESTMENT RETURN+  ......................................         5.64%             4.21%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense offset and after amounts waived/assumed          0.19%(4)          0.20%(2)(3)
Net investment income ..........................................         5.09%(4)          4.69%(2)(3)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ........................       $3,225             $1,510
Portfolio turnover rate ........................................           51%               14%(1)



------------

   *   Commencement of operations.
   + Does not reflect the deduction of sales load. Calculated based on the net asset value as of the last business day of the period.
   (1) Not annualized.
   (2) Annualized.
   (3) If the Investment Manager had not assumed expenses and waived the management fee, the expense and net investment income ratios, after application of the Fund's state expense limitation, would have been 2.70% and 2.19%, respectively, which reflect the effect of expense offsets of 0.10%.
   (4) If the Investment Manager had not assumed expenses and waived the management fee, the expense and net investment income ratios, after application of the Fund's state expense limitation, would have been 2.69% and 2.59%, respectively, which reflect the effect of expense offsets of 0.03%.


THE FUND AND ITS MANAGEMENT
-----------------------------------------------------------------------------

   Dean Witter Hawaii Municipal Trust (the "Fund") is an open-end, non-diversified management investment company. The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of the Commonwealth of Massachusetts on March 14, 1995.

   Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager, which was incorporated in July, 1992, is a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"), a balanced financial services organization providing a broad range of nationally marketed credit and investment products.

   InterCapital and its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in vari-ous investment management, advisory, management and administrative capacities to a total of 101 investment companies, thirty of which are listed on the New York Stock Exchange, with combined total net assets of approximately $86.9 billion as of December 31, 1996. The Investment Manager also manages portfolios of pension plans, other institutions and individuals which aggregated approximately $3.1 billion at such date.


   The Fund has retained the Investment Manager to provide administrative services, manage its business affairs and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. InterCapital has retained Dean Witter Services Company Inc. to perform the aforementioned administrative services for the Fund.

   The Fund's Trustees review the various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.

   As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily at an annual rate of 0.35% of the daily net assets of the Fund.


   The Fund's expenses include: the fee of the Investment Manager; taxes; certain legal, transfer agent, custodian and auditing fees; and printing and other expenses relating to the Fund's operations which are not expressly assumed by the Investment Manager under its Investment Management Agreement with the Fund. The Investment Manager had undertaken to assume all expenses (except for brokerage and 12b-1 fees) and waive the compensation provided for in its Investment Management Agreement from the date of commencement of the Fund's operations until December 31, 1996. The Investment Manager has undertaken to continue to assume all expenses (except for brokerage and 12b-1 fees) and to waive the compensation provided from its Management Agreement until June 30, 1997.


INVESTMENT OBJECTIVE AND POLICIES
-----------------------------------------------------------------------------

   The investment objective of the Fund is to provide a high level of current income exempt from both federal and State of Hawaii income taxes consistent with preservation of capital. This investment objective may not be changed without the approval of the holders of a majority of the shares of the Fund. There is no assurance that the Fund's investment objective will be achieved.

   The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its total assets in tax-exempt, investment grade securities the interest on which is exempt from both federal and State of Hawaii income taxes. The Fund's assets will be principally invested in investment grade municipal obligations of issuers in the State of Hawaii and in U.S. governmental entities and territories such as Puerto Rico, Guam, Northern Mariana Islands and the Virgin Islands, the interest on which is exempt from both federal and State of Hawaii income taxes. Tax-exempt Municipal Obligations primarily consist of Municipal Bonds, Municipal Notes and Municipal Commercial Paper.

   The Fund may only invest in (a) Municipal Bonds which are rated at the time of purchase within the four highest grades by either Moody's Investors Service Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"); (b) Municipal Notes which at the time of purchase are rated in the two highest grades by either Moody's or S&P, or, if not rated, have outstanding one or more issues of Municipal Bonds rated as set forth in clause (a) above; (c) Municipal Commercial Paper which at the time of purchase is rated P-1 by Moody's or A-1 by S&P; and (d) unrated securities which at the time of purchase are judged by the Investment Manager to be of comparable quality to the securities described in this paragraph.

A description of the ratings referred to above is contained in the Appendix to the Statement of Additional Information.

   Certain of the tax-exempt securities in which the Fund may invest without limit may subject certain investors to the federal alternative minimum tax or any applicable state alternative minimum tax and, therefore, a substantial portion of the income produced by the Fund may be taxable to such investors under any federal or any applicable state alternative minimum tax. The Fund, therefore, may not be a suitable investment for investors who are subject to the alternative minimum tax. The suitability of the Fund for these investors will depend upon a comparison of the after-tax yield likely to be provided from the Fund to comparable tax-exempt investments not subject to such tax and also to comparable fully taxable investments in light of each investor's tax position. See "Dividends, Distributions and Taxes."


   Up to 20% of the total assets of the Fund may be invested in taxable money market instruments, tax-exempt securities of other states and municipalities and options and futures. With respect to tax-exempt securities of other states, only investment grade securities which satisfy the standards enumerated above for Municipal Bonds, Notes and Paper, will be purchased. The Fund may invest more than 20% of its total assets in taxable money market instruments and the tax-exempt securities of other states and municipalities in order to maintain a temporary "defensive" position, when, in the opinion of the Investment Manager, prevailing market or financial conditions (including unavailability of securities of requisite quality) so warrant. With respect to the purchase of tax-exempt securities of other states for defensive purposes, only the highest grade Municipal Bonds, Notes and Paper, will be purchased. The types of taxable money market instruments in which the Fund may invest are limited to the following short-term fixed income securities (maturing in one year or less from the time of purchase): (i) obligations of the United States Government, its agencies, instrumentalities or authorities (including zero coupon securities); (ii) commercial paper rated P-1 by Moody's or A-1 by S&P; (iii) certificates of deposit of domestic banks with assets of $1 billion or more; and (iv) repurchase agreements with respect to any of the securities in which the Fund may invest.


   Municipal Bonds and Municipal Notes are debt obligations of a state, and its agencies and municipalities which generally have maturities, at the time of their issuance, of either one year or more (Bonds) or from six months to three years (Notes). Municipal Commercial Paper refers to short-term obligations of municipalities which may be issued at a discount and are sometimes referred to as Short-Term Discount Notes. Any Municipal Bond or Municipal Note which depends directly or indirectly on the credit of the Federal Government, its agencies or instrumentalities shall be considered to have a Moody's rating of Aaa. An obligation shall be considered a Municipal Bond, Municipal Note or Municipal Commercial Paper only if, in the opinion of bond counsel to the issuer at the time of issuance, the interest payable therefrom is exempt from both regular federal income tax and the regular personal income tax of a designated State. The Fund may also purchase Municipal Obligations which had originally been issued by the same issuer as two separate series of the same issue with different interest rates, but which are now linked together to form one series.

   The foregoing percentage and rating limitations apply at the time of acquisition of a security based on the last previous determination of the Fund's net asset value. Any subsequent change in any rating by a rating service or change in percentages resulting from market fluctuations or other changes in total assets of the Fund will not require elimination of any security from the Fund's portfolio. Therefore, the Fund may hold securities which have been downgraded to ratings of Ba or BB or lower by Moody's or S&P. However such investments may not exceed 5% of the Fund's net assets. Any investments which exceed this limitation will be eliminated from the portfolio within a reasonable period of time (such time as the Investment Manager determines that it is practicable to sell the investment without undue market or tax consequences to the Fund). Municipal

Obligations rated below investment grade by Moody's or S&P are considered to be speculative investments, some of which may not be currently paying any interest and may have extremely poor prospects of ever attaining any real investment standing.

   Investments in Municipal Bonds rated either BBB by S&P or Baa by Moody's (investment grade bonds--the lowest rated permissible investments by the Fund) have speculative characteristics and, therefore, changes in economic conditions or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings.

   The ratings assigned by Moody's and S&P represent their opinions as to the quality of the securities which they undertake to rate (see the Appendix to the Statement of Additional Information). It should be emphasized, however, that the ratings are general and not absolute standards of quality.

   There are no restrictions on the maturities of most of the tax-exempt securities that may be purchased by the Fund and therefore the average portfolio maturity of the Fund is not subject to any limit. As a general matter, the longer the average portfolio maturity, the greater will be the impact of fluctuations in interest rates on the value of the Fund's portfolio securities and the Fund's net asset value per share.

   The Fund is classified as a non-diversified investment company under the Investment Company Act of 1940 ("the Act") and as such is not limited by the Act in the proportion of its assets that it may invest in the obligations of a single issuer. However, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"). See "Dividends, Distributions and Taxes." In order to qualify, among other requirements, the Fund will limit its investments so that at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the total assets of the Fund will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets not more than 5% of the value of its total assets will be invested in the securities of a single issuer, and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. (Since the types of securities ordinarily purchased by the Fund are nonvoting securities, there is generally no limit on the percentage of an issuer's obligations that the Fund may own.) To the extent that these requirements permit a relatively high percentage of the Fund's assets to be invested in the obligations of a limited number of issuers within the State of Hawaii, the value of the Fund's portfolio securities will be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company. Additionally, the Fund's net asset value will fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or in the market's assessment of the various issuers. The tax limitations described in this paragraph are not fundamental policies and may be revised to the extent applicable Federal income tax requirements are revised.

   The Fund may invest more than 25% of the total assets in Municipal Obligations known as private activity bonds. Such Obligations include health facility obligations, housing obligations, industrial revenue obligations (including pollution control obligations), electric utility obligations and water and sewer obligations, provided that the percentage of the Fund's total assets in private activity bonds in any one category does not exceed 25% of the total assets of the Fund. The ability of issuers of such obligations to make timely payments of principal and interest will be affected by events and conditions affecting these projects such as cyclicality of revenues and earnings, regulatory and environmental restrictions and economic downturns, which may result generally in a lowered need for such facilities and a lowered ability of such users to pay for the use of such facilities. The Fund may purchase Municipal Obligations which had originally been issued by the same issuer as two separate series of the same issue with different interest rates, but which are now linked together to form one series.

   The two principal classifications of Municipal Obligations are "general obligation" and "revenue" bonds, notes or commercial paper. General obligation bonds, notes or commercial paper are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds, notes or commercial paper include a state, its counties, cities, towns and other governmental units. Revenue bonds, notes or commercial paper are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from specific revenue sources. Revenue bonds, notes or commercial paper are issued for a wide variety of purposes, including the financing of electric, gas, water and sewer systems and other public utilities; industrial development and pollution control facilities; single and multi-family housing units; public buildings and facilities; air and marine ports, transportation facilities such as toll roads, bridges and tunnels; and health and educational facilities such as hospitals and dormitories. They rely primarily on user fees to pay debt service, although the principal revenue source is often supplemented by additional security features which are intended to enhance the creditworthiness of the issuer's obligations.

   Included within the revenue bonds category are participations in lease obligations or installment purchase contracts (hereinafter collectively called "lease obligations") of municipalities. State and local agencies or authorities issue lease obligations to acquire equipment and facilities.

   Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases, and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer), have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

   In addition, lease obligations represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional municipal obligations, and, as a result, certain of such lease obligations may be considered illiquid securities. To determine whether or not the Fund will consider such securities to be illiquid (the Fund may not invest more than 15% of its net assets in illiquid securities), the Trustees of the Fund have established guidelines to be utilized by the Fund in determining the liquidity of a lease obligation. The factors to be considered in making the determination include: 1) the frequency of trades and quoted prices for the obligation; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers;
3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the marketplace trades, including, the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

   Variable Rate Obligations. The interest rates payable on certain Municipal Bonds and Municipal Notes are not fixed and may fluctuate based upon changes in market rates. Municipal obligations of this type are called "variable rate" obligations. The interest rate payable on a variable rate obligation is adjusted either at predesigned periodic intervals or whenever there is a change in the market rate of interest on which the interest rate payable is based.

   Since the Fund concentrates its investments in Municipal Obligations of the State of Hawaii and its authorities and municipalities, the Fund is affected by any political, economic or regulatory developments affecting the ability of issuers in the State of Hawaii to make timely payments of interest and principal. For a more detailed discussion of the risks associated with investments in the State of Hawaii, see "Special Considerations Relating to the State of Hawaii" in the Appendix at the back of this Prospectus and in the Statement of Additional Information.


RISK CONSIDERATIONS AND INVESTMENT PRACTICES

   The value of the Fund's portfolio securities and, therefore, the Fund's net asset value per share, may increase or decrease due to various factors, principally changes in prevailing interest rates and the ability of the issuers of the Fund's portfolio securities to pay interest and principal on such obligations on a timely basis. Generally, a rise in interest rates will result in a decrease in the Fund's net asset value per share, while a drop in interest rates will result in an increase in the Fund's net asset value per share. The Fund's yield will also vary based on the yield of the Fund's portfolio securities.


   When-Issued and Delayed Delivery Securities. The Fund may purchase tax-exempt securities on a when-issued or delayed delivery basis; i.e., the price is fixed at the time of commitment but delivery and payment can take place a month or more after the date of the transaction. These securities are subject to market fluctuation and no interest accrues to the purchaser prior to settlement. At the time the Fund makes the commitment to purchase such securities, it will record the transaction and thereafter reflect the value each day of such security in determining its net asset value. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of the Fund's net asset value.


   Zero Coupon Securities. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

   A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.


   Financial Futures Contracts and Options on Futures. The Fund may enter into financial futures contracts ("futures contracts"), options on such futures and municipal bond index futures contracts for hedging purposes. The Fund may sell a futures contract or a call option thereon or purchase a put option on such futures contract, if the Investment Manager anticipates interest rates to rise, as a hedge against a decrease in the value of the Fund's portfolio securities. If the Investment Manager anticipates that interest rates will decline, the Fund may purchase a futures contract or a call option thereon or sell a put option on such futures contract to protect against an increase in the price of the securities the Fund intends to purchase. These futures contracts and related options thereon will be used only as a hedge against anticipated interest rate changes.

   Unlike a futures contract, which requires the parties to buy and sell a security on a set date, an option on such a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract (a long position in the case of a call option and a short position in the case of a put option). If the holder decides not to enter into the contract, the premium paid for the option on the contract is lost. Since the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the under-lying contract as there is by a purchaser or seller of a futures contract. The value of the option does change and is reflected in the Fund's net asset value.

   A risk in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities subject to such futures contracts may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. The risk of imperfect correlation will be increased by the fact that the futures contracts in which the Fund may invest are on taxable securities rather than tax-exempt securities, and there is no guarantee that the prices of taxable securities will move in a similar manner to the prices of tax-exempt securities.

   Another risk is that the Investment Manager could be incorrect in its expectations as to the direction or extent of various interest rate movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, the Fund would lose money on the sale.

   In addition to the risks that apply to all options transactions (see the Statement of Additional Information for a description of the characteristics of, and the risks of investing in, options on debt securities), there are several special risks relating to options on futures. In particular, the ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or be maintained.

   Municipal Bond Index Futures. The Fund may utilize municipal bond index futures contracts for hedging purposes. The strategies in employing such contracts will be similar to that discussed above with respect to financial futures and options thereon. A municipal bond index is a method of reflecting in a single number the market value of many different municipal bonds and is designed to be representative of the municipal bond market generally. The index fluctuates in response to changes in the market values of the bonds included within the index. Unlike futures contracts on particular financial instruments, transactions in futures on a municipal bond index will be settled in cash, if held until the close of trading in the contract. However, like any other futures contract, a position in the contract may be closed out by a purchase or sale of an offsetting contract for the same delivery month prior to expiration of the contract.

   The Fund may not enter into futures contracts or related options thereon if immediately thereafter the amount committed to margin plus the amount paid for option premiums exceeds 5% of the value of the Fund's total assets. The Fund may not purchase or sell futures contracts or related options if immediately thereafter more than one-third of the Fund's net assets would be hedged.

PORTFOLIO MANAGEMENT


   The Fund's portfolio is managed by the Investment Manager with a view to achieving its investment objective. The Fund is managed within InterCapital's Tax-Exempt Fixed Income Group, which manages 40 tax-exempt municipal funds and fund portfolios, with approximately $10.6 billion in assets as of December 31, 1996. James F. Willison, Senior Vice President of InterCapital and Manager of InterCapital's Tax-Exempt Fixed Income Group, has been the primary portfolio manager of the Fund since its inception and has been a portfolio manager at InterCapital for over five years. Securities are purchased and sold principally in response to the Investment Manager's current evaluation of an issuer's ability to meet its debt obligations in the future, and the Investment Manager's current assessment of future changes in the levels of interest rates on tax-exempt securities of varying maturities.

   Securities purchased by the Fund are, generally, sold by dealers acting as principal for their own accounts. Pursuant to an order issued by the Securities and Exchange Commission, the Fund may effect principal transactions in certain taxable money market instruments with Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of the Investment Manager. In addition, the Fund may incur brokerage commissions on transactions conducted through DWR. Brokerage commissions are not normally charged on purchases and sales of municipal obligations, but such transactions may involve transaction costs in the form of spreads between bid and asked prices. It is anticipated that the Fund's annual portfolio turnover rate will not exceed 100%.


INVESTMENT RESTRICTIONS
-----------------------------------------------------------------------------

   The investment restrictions listed below are among the restrictions which have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act.


   For purposes of the investment policies and restrictions of the Fund: (a) an "issuer" of a security is the entity whose assets and revenues are committed to the payment of interest and principal on that particular security, provided that the guarantee of a security will be considered a separate security; (b) a "taxable security" is any security the interest on which is subject to regular federal income tax; and (c) all percentage limitations apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total assets does not require elimination of any security from the portfolio.

   The Fund may not:

     1. Make loans of money or securities, except: (a) by the purchase of debt obligations in which the Fund may invest consistent with its investment objective and policies; (b) by investment in repurchase agreements; and
    (c) by lending its portfolio securities.

     2. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or to municipal obligations, including those issued by the State of Hawaii or its political subdivisions.

PURCHASE OF FUND SHARES
-----------------------------------------------------------------------------

   The Fund offers its shares for sale to the public on a continuous basis. Pursuant to a Distribution Agreement between the Fund and Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, shares of the Fund are distributed by the Distributor and offered by DWR and other dealers who have entered into agreements with the Distributor ("Selected Broker-Dealers"). The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.

   The minimum initial purchase is $1,000. Subsequent purchases of $100 or more may be made by sending a check, payable to Dean Witter Hawaii Municipal Trust, directly to Dean Witter Trust Company (the "Transfer Agent") at P.O. Box 1040, Jersey City, N.J. 07303 or by contacting a DWR or other Selected Broker-Dealer account executive.

   In the case of purchases made pursuant to systematic payroll deduction plans (including individual retirement plans), the Fund, in its discretion, may accept such purchases without regard to any minimum amounts which would otherwise be required if the Fund has reason to believe that additional purchases will increase the amount of the purchase of shares in all accounts under such plans to at least $1,000. Certificates for shares purchased will not be issued unless a request is made by the shareholder in writing to the Transfer Agent. The offering price will be the net asset value per share next determined following receipt of an order (see "Determination of Net Asset Value" below), plus a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

                                    SALES CHARGE
                          -------------------------------
                             PERCENTAGE      APPROXIMATE
                                 OF         PERCENTAGE OF
        AMOUNT OF              PUBLIC          AMOUNT
    SINGLE TRANSACTION     OFFERING PRICE     INVESTED
------------------------  --------------  ---------------
Less than $100,000 ......       3.00%           3.09%
$100,000 but less than
 $250,000 ...............       2.50            2.56
$250,000 but less than
 $500,000 ...............       2.00            2.04
$500,000 but less than
 $1,000,000 .............       1.25            1.27
$1,000,000 but less than
 $2,500,000 .............       0.50            0.50
$2,500,000 but less than
 $5,000,000 .............       0.25            0.25
$5,000,000 and over  ....        -0-             -0-

   Upon notice to all Selected Broker-Dealers, the Distributor may reallow up to the full applicable sales charge as shown in the above schedule during periods specified in such notice. During periods when substantially the entire sales charge is reallowed, such Selected Broker-Dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933, as amended.

   The above schedule of sales charges is applicable to purchases in a single transaction by, among others: (a) an individual; (b) an individual, his or her spouse and their children under the age of 21 purchasing shares for his or her own accounts; (c) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified or non-qualified under Section 401 of the Internal Revenue Code; (e) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Internal Revenue Code; (f) employee benefit plans qualified under Section 401 of the Internal Revenue Code of a single employer or of employers who are "affiliated persons" of each other within the meaning of Section 2(a)(3)(c) of the Act; or (g) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount.

   Sales personnel are compensated for selling shares of the Fund at the time of their sale by the Distributor and/or Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise.

   Shares of the Fund are sold through the Distributor on a normal three business day settlement basis; that is, payment generally is due on or before the third business day after the order is placed with the Distributor. Shares of the Fund purchased through the Distributor are entitled to dividends beginning on the next business day following settlement date. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds where payment is made prior thereto. Shares purchased through the Transfer Agent are entitled to dividends beginning on the next business day following receipt of an order. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. Investors will be entitled to receive capital gains distributions if their order is received by the close of business on the day prior to the record date for such distributions. The Fund and/or the Distributor reserve the right to reject any purchase order.

REDUCED SALES CHARGES

   Combined Purchase Privilege. Investors may have the benefit of reduced sales charges in accordance with the above schedule by combining purchases of shares of the Fund in single transactions with the purchase of shares of Dean Witter Tax-Exempt Securities Trust, Dean Witter High Yield Securities Inc. and of Dean Witter Funds which are sold with a contingent deferred sales charge ("CDSC funds"). The sales charge payable on the purchase of shares of the Fund, Dean Witter Tax-Exempt Securities Trust, and Dean Witter High Yield Secu-rities Inc. will be at their respective rates applicable to the total amount of the combined concurrent purchases of the Fund, Dean Witter Tax-Exempt Securities Trust, Dean Witter High Yield Securities Inc. and CDSC funds.

   Right of Accumulation. Investors may benefit from a reduction of the sales charges in accordance with the above schedule if the cumulative net asset value of shares of the Fund purchased in a single transaction, together with shares previously purchased which are held at the time of such transaction, amounts to $100,000 or more.

   The Distributor must be notified by the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such notification is not furnished at the time of the order; or (b) a review of the records of the Distributor or the Transfer Agent fails to confirm the investor's represented holdings.

   Letter of Intent. The foregoing schedule of reduced sales charges will also be available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund from the Distributor. The cost of shares of the Fund which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the date of receipt by the Distributor of the Letter of Intent, which are still owned by the shareholder, may also be included in determining the applicable reduction.

PLAN OF DISTRIBUTION


   The Fund has entered into a Plan of Distribution pursuant to Rule 12b-1 under the Act, whereby the expenses of certain activities and services by DWR and others who engage in or support distribution of Fund Shares or who service shareholder accounts, including overhead and telephone expenses incurred in connection with the distribution of the Fund's shares, are reimbursed. Reimbursements for these expenses will be made in monthly payments by the Fund to the Distributor, which will in no event exceed an amount equal to a payment at the annual rate of 0.20 of 1% of the average daily net assets of the Fund. Expenses incurred by the Distributor pursuant to the Plan in any fiscal year will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. No interest or other financing charges will be incurred on any distribution expense incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan. The fee payable pursuant to the Plan, equal to 0.20% of the Fund's average daily net assets, is characterized as a service fee within the meaning of NASD guidelines. The service fee is a payment made for personal service and/or the maintenance of shareholder accounts. For the fiscal period ended November 30, 1996, the Fund accrued a total of $4,594 under the Plan. This accrual is an amount equal to 0.19% of the daily net assets of the Fund.


DETERMINATION OF NET ASSET VALUE

   The net asset value per share of the Fund is determined once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open by taking the value of all assets of the Fund, subtracting its liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.


   Portfolio securities (other than short-term taxable debt securities, futures and options) are valued for the Fund by an outside independent pricing service approved by the Fund's Trustees. The service may utilize a computerized grid matrix of tax-exempt securities and evaluations by its staff in determining what it believes is the fair value of the Fund's portfolio securities. The Board believes that timely and reliable market quotations are generally not readily available to the Fund for purposes of valuing tax-exempt securities and that the valua-tions supplied by the pricing services are more likely to approximate the fair value of such securities.


   Short-term taxable debt securities with remaining maturities of 60 days or less at time of purchase are valued at amortized cost, unless the Board determines such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Board of Trustees. Other taxable short-term debt securities with maturities of more than 60 days will be valued on a mark to market basis until such time as they reach a maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair market value as determined by the Board of Trustees. Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case, they will be valued at the mean between their closing bid and asked prices. Unlisted options on debt securities are valued at the mean between their latest bid and asked price. Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Board of Trustees determines that such price does not reflect their fair value, in which case they will be valued at their fair market value as determined by the Board of Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Board of Trustees.


SHAREHOLDER SERVICES
-----------------------------------------------------------------------------

   Automatic Investment of Dividends and Distributions. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the Fund (or, if specified by the shareholder, any other open-end investment company for which InterCapital serves as investment manager (collectively, with the Fund, the "Dean Witter Funds")), unless the shareholder requests that they be paid in cash. Each purchase of shares of the Fund is made upon the condition that the Transfer Agent is thereby automatically appointed as agent of the investor to receive all dividends and capital gains distributions on shares owned by the investor. Such dividends and distributions will be paid in shares of the Fund (or in cash if the shareholder so requests) at the net asset value per share (without sales charge) on the monthly payment date, which will be no later than the last business day of the month for which the dividend or distribution is payable. Processing of dividend checks begins immediately following the monthly payment date. Shareholders who have requested to receive dividends in cash will normally receive their monthly dividend checks during the first ten days of the following month.

   EasyInvest. (Service Mark) Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund.

   Systematic Withdrawal Plan. A withdrawal plan is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The plan provides for monthly or quarterly (March, June, September, December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis.

   Withdrawal plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

   Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Although the shareholder may make additional invest-ments of $2,500 or more under the Systematic Withdrawal Plan, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to the purchase of additional shares.

   Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about any of the above services.

   Exchange Privilege. The Fund makes available to its shareholders an "Exchange Privilege" allowing the exchange of shares of the Fund for shares of other Dean Witter Funds sold with a front-end (at time of purchase) sales charge ("FESC" funds), Dean Witter Funds sold with a contingent deferred sales charge ("CDSC funds"), five Dean Witter Funds which are money market funds and Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Short-Term Bond Fund, Dean Witter Limited Term Municipal Trust, Dean Witter Balanced Income Fund, Dean Witter Balanced Growth Fund and Dean Witter Intermediate Term U.S. Treasury Trust (the foregoing eleven non-CDSC or FESC funds are hereinafter collectively referred to in this section as the "Exchange Funds"). Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no holding period for exchanges of shares acquired by exchange or dividend reinvestment. However, shares of CDSC funds, including shares acquired in exchange for shares of FESC funds, may not be exchanged for shares of FESC funds. Thus, shareholders who exchange their Fund shares for shares of CDSC funds may subsequently exchange those shares for shares of other CDSC funds or money market funds but may not reacquire FESC fund shares by exchange.

   An exchange to another FESC fund, to a CDSC fund, or to any Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from the Fund, shares of the Fund are redeemed out of the Fund at their next calculated net asset value and the proceeds of the redemption are used to purchase shares of the money market fund at their net asset value determined the following business day. Subsequent exchanges between any of the Exchange Funds, FESC funds and CDSC funds can be effected on the same basis (except that CDSC fund shares may not be exchanged for shares of FESC funds). Shares of a CDSC fund acquired in exchange for shares of an FESC fund (or in exchange for shares of other Dean Witter Funds for which shares of an FESC fund have been exchanged) are not subject to any contingent deferred sales charge upon their redemption.

   Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Investment Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Investment Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund and each of the other Dean Witter Funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange.

   The Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such Dean Witter Funds for which shares of the Fund may be exchanged, upon such notice as may be required by applicable regulatory agencies. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on exchange of shares of the Fund pledged in their margin account.

   The current prospectus for each fund describes its investment objectives and policies, and shareholders should obtain one and read it carefully before investing. Exchanges are subject to the minimum investment requirement and other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until the share certificate(s) have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for federal income tax purposes as a redemption or repurchase of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange is limited in situations where there is an exchange of shares within ninety days after the shares are purchased. There are also limits on the deduction of losses after the payment of exempt-interest dividends for shares held for less than six months (see "Dividends, Distributions and Taxes"). The Exchange Privilege is only available in states where an exchange may legally be made.

   If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the Dean Witter Funds (for which the Exchange Privilege is available) pursuant to this Exchange Privilege by contacting their DWR or other Selected Broker-Dealer account executive (no Exchange Privilege Authorization Form is required). Other shareholders (and those shareholders who are clients of DWR or another Selected Broker-Dealer but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made by contacting the Transfer Agent at (800) 869-NEWS (toll-free). The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions may also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

   Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m. New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her DWR or other Selected Broker-Dealer account executive, if appropriate, or make a written exchange request (see "Redemptions and Repurchases"). Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Dean Witter Funds in the past.

   For further information regarding the Exchange Privilege, shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent.

REDEMPTIONS AND REPURCHASES
-----------------------------------------------------------------------------

   Redemption. Shares of the Fund can be redeemed for cash at any time at the net asset value per share next determined (without any redemption or other charge). If shares are held in a shareholder's account without a share certificate, a written request for redemption is required. If certificates are held by the shareholder(s), the shares may be redeemed by surrendering the certificate(s) with a written request for redemption, along with any additional information required by the Transfer Agent.

   Repurchase. DWR and other Selected Broker-Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next determined (see "Purchase of Fund Shares--Determination of Net Asset Value") after such repurchase order is received by DWR or other Selected Broker-Dealer. Payment for shares repurchased may be made by the Fund to the Distributor for the account of the shareholder. The offers by DWR and other Selected Broker-Dealers to repurchase shares from shareholders may be suspended by them at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth above under "Redemption."

   Payment for Shares Redeemed or Repurchased. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended at times when normal trading is not taking place on the New York Stock Exchange. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of investment of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

   Reinstatement Privilege. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 30 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund at their net asset value (without a sales charge) next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent.


   Involuntary Redemption. The Fund reserves the right, on sixty days notice, to redeem at their net asset value, the shares of any shareholder whose shares have a value of less than $100 as a result of redemptions or repurchases, or such lesser amount as may be fixed by the Board of Trustees or, in the case of an account opened through EasyInvest (Service Mark), if after twelve months the shareholder has invested less than $1,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than the applicable amount and allow the shareholder to make an additional investment in an amount which will increase the value of the account to at least the applicable amount or more before the redemption is processed. No charge will be imposed on any involuntary redemption.


DIVIDENDS, DISTRIBUTIONS AND TAXES
-----------------------------------------------------------------------------

   Dividends and Distributions. The Fund declares dividends from net investment income on each day the New York Stock Exchange is open for business (see "Purchase of Fund Shares"). Such dividends are paid monthly. The Fund intends to distribute all of the Fund's net investment income on an annual basis.

   The Fund will distribute at least once each year all net realized short-term capital gains in excess of any realized net long-term capital losses, if any. The Fund intends to distribute all of its realized net long-term capital gains, if any, in excess of any realized net short-term capital losses and any available net capital loss carryovers, at least once per fiscal year, although it may elect to retain all or part of such gains for reinvestment. Taxable capital gains may be generated by the sale of portfolio securities and by transactions in options and futures contracts engaged in by the Fund. All dividends and capital gains distributions will be paid in additional Fund shares (without sales charge) and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends be paid in cash and such request is received by the close of business on the day prior to the record date for such distributions (see "Shareholder Services--Automatic

Investment of Dividends and Distributions"). Any dividends declared in the last quarter of any calendar year which are paid in the following calendar year prior to February 1 will be deemed received by the shareholder in the prior year.

   Taxes--Federal. Because the Fund intends to distribute all of its net investment income and capital gains to shareholders and intends to otherwise continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax.

   The Fund intends to qualify to pay "exempt-interest dividends" to its shareholders by maintaining, as of the close of each quarter of its taxable year, at least 50% of the value of its total assets in tax-exempt securities. If the Fund satisfies such requirement, distributions from net investment income to shareholders, whether taken in cash or reinvested in additional shares, will be excludable from gross income for federal income tax purposes to the extent net investment income is represented by interest on tax-exempt securities. Exempt-interest dividends are included, however, in determining what portion, if any, of a person's Social Security benefits are subject to federal income tax. The Internal Revenue Code may subject interest received on certain otherwise tax-exempt securities to an alternative minimum tax. This alternative minimum tax may be incurred due to interest received on certain "private activity bonds" (in general, bonds that benefit non-government entities) issued after August 7, 1986 which, although tax-exempt, are used for purposes other than those generally performed by government units (e.g., bonds used for commercial or housing purposes). Income received on such bonds is classified as a "tax preference item," under the alternative minimum tax, for both individual and corporate investors. The Fund anticipates that a portion of its investments will be made in such "private activity bonds," with the result that a portion of the exempt-interest dividends paid by the Fund will be an item of tax preference to shareholders subject to the alternative minimum tax. In addition, certain corporations which are subject to the alternative minimum tax may also have to include exempt-interest dividends in calculating their alternative minimum taxable income in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income.

   Under the Revenue Reconciliation Act of 1993, all or a portion of the Fund's gain from the sale or redemption of tax-exempt obligations purchased at a market discount after April 30, 1993 will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders.

   Within sixty days after the end of its fiscal year, the Fund will mail to its shareholders a statement indicating the percentage of the dividend distributions for such fiscal year which constitutes exempt-interest dividends and the percentage, if any, that is taxable, and the percentage, if any, of the exempt-interest dividends which constitutes an item of tax preference.

   Shareholders will normally be subject to federal income tax on dividends paid from interest income derived from taxable securities and on distributions of net short-term capital gains, if any. Distributions of long-term capital gains, if any, are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund shares and regardless of whether the distribution is received in additional shares or in cash. To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and proceeds of redemptions or repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to accuracy.


   The Fund may at times make payments from sources other than income or net capital gains. Payments from such sources will, in effect, represent a return of a portion of each shareholder's investment. All, or a portion, of such payments will not be taxable to shareholders.


   Any loss on the sale or exchange of shares of the Fund which are held for six months or less is disallowed to the extent of the amount of any exempt-interest dividend paid with respect to such shares. Treasury Regulations may provide for a reduction in such required holding periods. If a shareholder receives a distribution that is taxed as a long-term capital gain on shares held for six months or less and sells those shares at a loss, the loss will be treated as a long-term capital loss.

   Interest on indebtedness incurred by shareholders to purchase or carry shares of an investment company paying exempt-interest dividends, such as the Fund, will not be deductible by the investor for federal income tax purposes.

   The exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. Thus, shareholders of the Fund may be subject to state and local taxes on exempt-interest dividends.

Taxes--State of Hawaii.

   The Fund, and dividends and distributions made by the Fund to Hawaii residents, will generally be treated for Hawaii income tax purposes in the same manner as they are treated under the Code for Federal income tax purposes. Under Hawaii law, however, interest derived from obligations of states (and their political subdivisions) other than Hawaii will not be exempt from Hawaii income taxation. (Interest derived from bonds or obligations issued by or under the authority of the following is exempt from Hawaii income taxation: Guam, Northern Mariana Islands, Puerto Rico, and the Virgin Islands).

   Interest on Hawaii obligations, tax-exempt obligations of states other than Hawaii and their political subdivisions, and obligations of the United States or its possessions is not exempt from the Hawaii Franchise Tax, which applies to banks, building and loan associations, financial services loan companies, financial corporations, and small business investment companies.

   Persons or entities who are not Hawaii residents should not be subject to Hawaii income taxation on dividends and distributions made by the Fund but may be subject to other state and local taxes.

   Shareholders should consult their tax advisers as to the applicability of the above to their own tax situation.

PERFORMANCE INFORMATION
-----------------------------------------------------------------------------

   From time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. Both the yield and the total return of the Fund are based on historical earnings and are not intended to indicate future performance. The yield of the Fund is computed by dividing the Fund's net investment income over a 30-day period by an average value (using the average number of shares entitled to receive dividends and the maximum offering price per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount is compounded for six months and then annualized for a twelve-month period to derive the Fund's yield. The Fund may also quote tax-equivalent yield, which is calculated by determining the pre-tax yield which, after being taxed at a stated rate, would be equivalent to the yield determined as described above.


   The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment of $1,000 over periods of one, five and ten years, or over the life of the Fund, if less than any of the foregoing. Average annual total return reflects all income earned by the Fund, any appreciation or depreciation of the Fund's assets, all expenses incurred by the Fund and all sales charges incurred by shareholders, for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Fund.


   In addition to the foregoing, the Fund may advertise its total return over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations may or may not reflect the imposition of the front-end sales charge which, if reflected, would reduce the performance quoted. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 or $100,000 in shares of the Fund by adding 1 to the Fund's aggregate total return to date and multiplying by $9,700, $48,500 or $97,500 ($10,000, $50,000 or $100,000 adjusted for
3.00%, 3.00% and 2.50% sales charges, respectively). The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations (such as mutual fund performance rankings of Lipper Analytical Services, Inc.).

ADDITIONAL INFORMATION
-----------------------------------------------------------------------------

   Voting Rights. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges.

   The Fund is not required to hold Annual Meetings of Shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. Under certain circumstances the Trustees may be removed by action of the Trustees or by the shareholders.

   Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that Fund obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability and the nature of the Fund's assets and operations, the possibility of the Fund's being unable to meet its obligations is remote and, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.


   Code of Ethics. Directors, officers and employees of InterCapital, Dean Witter Services Company Inc. and the Distributor are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no Dean Witter Fund is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering, and also prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within 60 days of a sale or a sale within 60 days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within 30 days before or after any transaction in any Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.


   Shareholder Inquiries. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

APPENDIX
-----------------------------------------------------------------------------

Special Considerations Relating to the
State of Hawaii
-----------------------------------------------------------------------------

   The Fund will be affected by any political, economic, or regulatory developments having a bearing on the ability of Hawaii issuers to pay interest or repay principal on their obligations.

   The information set forth herein is derived from official statements prepared in connection with the issuance of obligations of the State of Hawaii ("State") and its political subdivisions and other sources that are generally available to investors. The information is provided as general information intended to give a recent historical description and is not intended to indicate further or continuing trends in the financial or other positions of the State and its political subdivisions.

   Hawaii was admitted as the 50th state on August 21, 1959 and is an archipelago of eight major islands, seven of which are inhabited, plus 124 named islets, totalling 6,425 square miles in land area. It is located in the Pacific Ocean in the northern hemisphere about 2,400 statute miles from San Francisco. In terms of area, Hawaii is the 47th of the 50 states. According to the 1990 U.S. Census, the total population was 1,115,274, making Hawaii the 41st most populous state of the United States. According to the 1990 U.S. Census, about 75% of the population of Hawaii lives on the island of Oahu. The City and County of Honolulu consists of the island of Oahu, plus some minor islets; its land area is 596.3 square miles; and it is the capital of the State and its principal port.


   Hawaii's economy experienced an expansion in the latter part of the 1980s due in part to extensive Japanese investment. Since 1990, however, Hawaii's economy has experienced marginal growth. As a result, construction spending has decreased, real estate prices have dropped, and personal income in 1995 after adjusting for inflation was just 1.4% higher than that for 1991.


   The State Constitution empowers the Legislature to authorize the issuance of four types of bonds: general obligation bonds; bonds issued under special improvement statutes; revenue bonds; and special purpose revenue bonds.

   Under the Constitution general obligation bonds may be issued by the State if such bonds at the time of issuance would not cause the total amount of principal and interest payable on such bonds to exceed a level that is related to the General Fund revenues of the State in the three fiscal years immediately preceding such issuance. The Constitution provides that the Legislature must establish a General Fund expenditure ceiling that limits the rate of growth of General Fund appropriations to the estimated rate of growth of the State's economy. Appropriations from the General Fund for each year of the fiscal biennium or each supplementary budget fiscal year are not to exceed the expenditure ceiling for the fiscal year.

   Maximum limits for operating expenditures are established for each fiscal year by legislative appropriations, but monies can be withheld by the Department of Budget and Finance to insure solvency.


   The Constitution requires a Council of Revenues to prepare revenue estimates for State government and report such estimates to the Governor and the Legislature.

   In a report dated September 6, 1996, the Council on Revenues forecast a 2.1% increase in General Fund tax revenues for fiscal year 1997 over that of fiscal year 1996, but subsequently, on December 12, 1996, the Council on Revenues revised its estimate down to an increase of 1.2%. From September 1994 through December 1995, the Council on Revenues had reduced General Fund revenue forecasts by a total of $619 million for the period from December 1994 through June 1997. The impact of the revised revenue estimates on the budget prompted the State administration to pursue additional measures to reduce expenditures and enhance revenues. Executive departments were required to cut $139 million in fiscal year 1996. A permanent reduction in the size of the State govern-ment was undertaken in fiscal year 1996, which included employee layoffs, elimination of vacant permanent and temporary positions, and abolition of certain state programs. The State administration has indicated that additional savings and revenues may be realized from an early retirement program instituted in fiscal year 1995, transfers of excess funds from special and revolving funds, and the resolution of protested insurance premium taxes. At the end of fiscal year 1996, revenue collections totaled $3.194 billion and exceeded expenditures by $70 million. For fiscal year 1997 the State administration has proposed that Executive departments carry their fiscal year 1996 cuts over to fiscal year 1997. The cuts, together with other reductions to the fiscal year 1997 budget, have resulted in the fiscal year 1997 General Fund budget being reduced by $172 million from $3.247 billion to $3.075 billion.

   The Legislature convened on January 15, 1997. It is uncertain what form of budget and what revenue measures or combination of measures will ultimately be enacted. The State administration has indicated that it is committed to developing and maintaining financial policies and budgetary action to insure a positive General Fund balance and financial plan.


   Funds for State expenditures are also affected by State obligations for the benefit of native Hawaiians.

   The State has agreed to resolve a dispute concerning the wrongful use or withdrawal by Territorial and State Executive actions of lands set aside originally for the rehabilitation of native Hawaiians by the transfer of certain usable State-owned lands to the Department of Hawaiian Home Lands and the funding of $600 million in equal amounts over a period of 20 years to allow for the appropriate planning and development of such lands. Legislation has been enacted to implement the settlement, with funds authorized and appropriated for the first two years of the settlement.


   In a separate process to resolve claims unique to individual beneficiaries of such Hawaiian Home Lands, a panel is reviewing such claims and rendering advisory opinions to the Legislature thereon. Claimants not satisfied with the advisory opinions or the Legislature's response thereto may file civil actions between October 1, 1997 and September 30, 1998. It is uncertain what monetary amounts may ultimately be recommended by the panel, proffered by the Legislature, or awarded by any court.


   In addition, 20 percent of the gross proprietary revenues derived from "ceded lands" (defined below) that are utilized by the State are required by State law to be paid to the Office of Hawaiian Affairs, which administers such funds for the benefit of native Hawaiians. "Ceded lands" are those portions of lands now constituting State-owned lands that were ceded by the Republic of Hawaii to the United States and subsequently conveyed by the United States to the State following the State's admission to the Union. The payments to the Office of Hawaiian Affairs are made directly out of State revenues, including revenues from revenue producing activities such as the Harbors and Airports Divisions of the Department of Transportation.


   The Office of Hawaiian Affairs has initiated litigation against the State alleging that the State has failed to account for and pay to the Office of Hawaiian Affairs its proper pro rata share of proceeds and income. The trial court has initially ruled in favor of the Office of Hawaiian Affairs. Although it is unclear what dollar amount of claims may be involved, the State has conceded that an ultimate decision against the State could have a material adverse effect on the State's financial condition.

   The Office of Inspector General of the U.S. Department of Transportation has questioned the use of airport revenues to make payments to the Office of Hawaiian Affairs. The State has defended its action on the basis that the payments represent airport operating expenses, but it has placed all such payments since June 1996 into an escrow account pending resolution of this dispute.


   For further discussion of special considerations relating to the State of Hawaii, see the Statement of Additional Information.

                       THE DEAN WITTER FAMILY OF FUNDS

MONEY MARKET FUNDS
Dean Witter Liquid Asset Fund Inc.
Dean Witter U.S. Government Money Market Trust
Dean Witter Tax-Free Daily Income Trust
Dean Witter California Tax-Free Daily Income Trust
Dean Witter New York Municipal Money Market Trust


EQUITY FUNDS
Dean Witter American Value Fund
Dean Witter Natural Resource Development
 Securities Inc.
Dean Witter Dividend Growth Securities Inc.
Dean Witter Developing Growth Securities Trust
Dean Witter World Wide Investment Trust
Dean Witter Value-Added Market Series
Dean Witter Utilities Fund
Dean Witter Capital Growth Securities
Dean Witter European Growth Fund Inc.
Dean Witter Precious Metals and Minerals Trust
Dean Witter Pacific Growth Fund Inc.
Dean Witter Health Sciences Trust
Dean Witter Global Dividend Growth Securities
Dean Witter Global Utilities Fund
Dean Witter International Small Cap Fund
Dean Witter Balanced Growth Fund
Dean Witter Mid-Cap Growth Fund
Dean Witter Information Fund
Dean Witter Japan Fund
Dean Witter Income Builder Fund
Dean Witter Special Value Fund
Dean Witter Financial Services Trust

FIXED-INCOME FUNDS
Dean Witter High Yield Securities Inc.
Dean Witter Tax-Exempt Securities Trust
Dean Witter U.S. Government Securities Trust
Dean Witter Federal Securities Trust
Dean Witter Convertible Securities Trust
Dean Witter California Tax-Free Income Fund
Dean Witter New York Tax-Free Income Fund
Dean Witter World Wide Income Trust
Dean Witter Intermediate Income Securities
Dean Witter Global Short-Term Income Fund Inc.

Dean Witter Multi-State Municipal Series Trust
Dean Witter Premier Income Trust
Dean Witter Short-Term U.S. Treasury Trust
Dean Witter Diversified Income Trust
Dean Witter Limited Term Municipal Trust
Dean Witter Short-Term Bond Fund
Dean Witter High Income Securities
Dean Witter National Municipal Trust
Dean Witter Balanced Income Fund
Dean Witter Hawaii Municipal Trust
Dean Witter Intermediate-Term
 U.S. Treasury Trust

ASSET ALLOCATION FUNDS
Dean Witter Global Asset Allocation Fund
Dean Witter Strategist Fund

ACTIVE ASSETS ACCOUNT PROGRAM
Active Assets Money Trust
Active Assets Tax-Free Trust
Active Assets California Tax-Free Trust
Active Assets Government Securities Trust

DEAN WITTER RETIREMENT SERIES
Liquid Asset Series
U.S. Government Money Market Series
U.S. Government Securities Series
Intermediate Income Securities Series
American Value Series
Capital Growth Series
Dividend Growth Series
Stategist Series
Utilities Series
Value-Added Market Series
Global Equity Series

Dean Witter
Hawaii Municipal Trust
Two World Trade Center
New York, New York 10048
TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder
OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer
Sheldon Curtis
Vice President, Secretary and General Counsel
James F. Willison
Vice President
Thomas F. Caloia
Treasurer
CUSTODIAN
The Bank of New York
90 Washington Street
New York, New York 10286
TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Dean Witter Trust Company
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036
INVESTMENT MANAGER
Dean Witter InterCapital Inc.

DEAN WITTER
HAWAII
MUNICIPAL TRUST
                                                  PROSPECTUS--JANUARY 31, 1997

STATEMENT OF ADDITIONAL INFORMATION
JANUARY 31, 1997


                                                          DEAN WITTER
                                                          HAWAII MUNICIPAL
                                                          TRUST
-----------------------------------------------------------------------------

   Dean Witter Hawaii Municipal Trust (the "Fund") is an open-end, non-diversified management investment company whose investment objective is to provide a high level of current income exempt from both federal and State of Hawaii income taxes, consistent with the preservation of capital. The Fund invests principally in tax-exempt, investment grade municipal obligations of issuers in the State of Hawaii and in U.S. governmental territories and possessions. (See "Investment Practices and Policies.")


   A Prospectus for the Fund dated January 31, 1997, which provides the basic information you should know before investing in the Fund, may be obtained without charge from the Fund at its address or telephone numbers listed below or from the Fund's Distributor, Dean Witter Distributors Inc., or from Dean Witter Reynolds Inc. at any of its branch offices. This Statement of Additional Information is not a Prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.

Dean Witter
Hawaii Municipal Trust
Two World Trade Center
New York, New York 10048
(212) 392-2550 or
(800) 869-NEWS (toll free)

TABLE OF CONTENTS
-----------------------------------------------------------------------------


 The Fund and its Management ..............   3
Trustees and Officers ....................    6
Investment Practices and Policies  .......   11
Investment Restrictions ..................   21
Portfolio Transactions and Brokerage  ....   22
Purchase of Fund Shares ..................   24
Shareholder Services .....................   27
Redemptions and Repurchases ..............   30
Dividends, Distributions and Taxes  ......   31
Performance Information ..................   32
Shares of the Fund .......................   34
Custodian and Transfer Agent .............   34
Independent Accountants ..................   35
Reports to Shareholders ..................   35
Legal Counsel ............................   35
Experts ..................................   35
Registration Statement ...................   35
Financial Statements -November 30, 1996  .   36
Report of Independent Accountants  .......   46
Appendix .................................   47

THE FUND AND ITS MANAGEMENT
-----------------------------------------------------------------------------

THE FUND

   The Fund is a Trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of the Commonwealth of Massachusetts on March 14, 1995.

THE INVESTMENT MANAGER


   Dean Witter InterCapital Inc. (the "Investment Manager" or "InterCapital"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. InterCapital is a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"), a Delaware corporation. In an internal reorganization which took place in January, 1993, InterCapital assumed the investment advisory, administrative and management activities previously performed by the InterCapital Division of Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of InterCapital. (As hereinafter used in this Statement of Additional Information, the terms "InterCapital" and "Investment Manager" refer to DWR's InterCapital Division prior to the internal reorganization and to Dean Witter InterCapital Inc. thereafter.) The daily management of the Fund and research relating to the Fund's portfolio is conducted by or under the direction of officers of the Fund and of the Investment Manager, subject to periodic review by the Fund's Board of Trustees. Information as to these trustees and officers is contained under the caption "Trustees and Officers."

   InterCapital is also the investment manager or investment adviser of the following investment companies: Dean Witter Liquid Asset Fund Inc., InterCapital Income Securities Inc., Dean Witter High Yield Securities Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter Developing Growth Securities Trust, Dean Witter American Value Fund, Dean Witter Dividend Growth Securities Inc., Dean Witter Natural Resource Development Securities Inc., Dean Witter U.S. Government Money Market Trust, Dean Witter California Tax-Free Income Fund, Dean Witter Variable Investment Series, Dean Witter World Wide Investment Trust, Dean Witter Select Municipal Reinvestment Fund, Dean Witter U.S. Government Securities Trust, Dean Witter New York Tax-Free Income Fund, Dean Witter Convertible Securities Trust, Dean Witter Federal Securities Trust, Dean Witter Value-Added Market Series, High Income Advantage Trust, High Income Advantage Trust II, High Income Advantage Trust III, Dean Witter Government Income Trust, Dean Witter California Tax-Free Daily Income Trust, Dean Witter Utilities Fund, Dean Witter Strategist Fund, Dean Witter World Wide Income Trust, Dean Witter Intermediate Income Securities, Dean Witter Capital Growth Securities, Dean Witter European Growth Fund Inc., Dean Witter Pacific Growth Fund Inc., Dean Witter Precious Metals and Minerals Trust, Dean Witter Global Short-Term Income Fund Inc., Dean Witter Multi-State Municipal Series Trust, Dean Witter New York Municipal Money Market Trust, InterCapital Quality Municipal Investment Trust, Dean Witter Premier Income Trust, Dean Witter Short-Term U.S. Treasury Trust, InterCapital Insured Municipal Bond Trust, InterCapital Insured Municipal Trust, InterCapital Quality Municipal Income Trust, Dean Witter Diversified Income Trust, Dean Witter Health Sciences Trust, Dean Witter Retirement Series, InterCapital Quality Municipal Securities, InterCapital California Quality Municipal Securities, InterCapital New York Quality Municipal Securities, Dean Witter Global Dividend Growth Securities, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Global Utilities Fund, Dean Witter National Municipal Trust, Dean Witter High Income Securities, Dean Witter International SmallCap Fund, Dean Witter Mid-Cap Growth Fund, Dean Witter Global Asset Allocation Fund, Dean Witter Select Dimensions Investment Series, Dean Witter Balanced Income Fund, Dean Witter Balanced Growth Fund, Dean Witter Global Asset Allocation Fund, Dean Witter Capital Appreciation Fund, Dean Witter Intermediate Term U.S. Treasury Trust, Dean Witter Information Fund, Dean Witter Japan Fund, Dean Witter Income Builder Fund, Dean Witter Special Value Fund, Dean Witter Financial Services Trust, InterCapital Insured Municipal Securities, InterCapital Insured California Municipal Securities, InterCapital Insured Municipal Income Trust, InterCapital California Insured Municipal Income Trust, Active Assets Money Trust, Active Assets California Tax-Free Trust, Active Assets Tax-Free Trust, Active Assets Government Securities Trust, Municipal Income Trust, Municipal Income Trust II, Municipal Income Trust III, Municipal Income Opportunities Trust, Municipal Income Opportunities Trust II, Municipal Income Opportunities Trust III, Municipal Premium Income Trust and Prime Income Trust. The foregoing investment companies, together with the Fund, are collectively referred to as the Dean Witter Funds.


   In addition, Dean Witter Services Company Inc. ("DWSC"), a wholly-owned subsidiary of InterCapital, serves as manager for the following companies for which TCW Funds Management, Inc. is the investment adviser: TCW/DW Core Equity Trust, TCW/DW North American Government Income Trust, TCW/DW Latin American Growth Fund, TCW/DW Income and Growth Fund, TCW/DW Small Cap Growth Fund, TCW/DW Balanced Fund, TCW/DW Mid-Cap Equity Trust, TCW/DW Global Telecom Trust, TCW/DW Strategic Income Trust, TCW/DW Term Trust 2000, TCW/DW Term Trust 2002, TCW/DW Term Trust 2003, TCW/DW Emerging Markets Opportunities Trust and TCW/DW Total Return Trust (the "TCW/DW Funds"). InterCapital also serves as: (i) sub-adviser to Templeton Global Opportunities Trust, an open-end investment company; (ii) administrator of The BlackRock Strategic Term Trust Inc., a closed-end investment company; and (iii) sub-administrator of MassMutual Participation Investors and Templeton Global Governments Income Trust, closed-end investment companies.


   Pursuant to an Investment Management Agreement (the "Agreement") with the Investment Manager, the Fund has retained the Investment Manager to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective and policies.

   Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, such office space, facilities, equipment, clerical help, bookkeeping and legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In addition, the Investment Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

   Pursuant to a Services Agreement between InterCapital and DWSC, InterCapital has retained DWSC to provide administrative services to the Fund.

   Expenses not expressly assumed by the Investment Manager under the Agreement or by the Distributor of the Fund's shares, Dean Witter Distributors Inc. ("Distributors" or the "Distributor") (see "Purchase of Fund Shares"), will be paid by the Fund. The expenses borne by the Fund include, but are not limited to: charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Funds or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager) and independent accountants; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation.


   As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rate of 0.35% to the net assets of the Fund determined as of the close of each business day. The Investment Manager initially had undertaken to assume all expenses (except for brokerage and 12b-1 fees) and to waive the compensation provided for in its Management Agreement until such time as the Fund had $50 million of net assets or until six months from the date of commencement of the Fund's operations, whichever occurred first. The Investment Manager had undertaken to continue to assume expenses (except brokerage and 12b-1 fees) and to waive the compensation provided for in its Management Agreement until December 31, 1996 and has undertaken to continue such fee waiver and expense assumption until June 30, 1997. During the fiscal period June 16, 1995 (commencement of operations) through November 30, 1995 and during the fiscal year ended November 30, 1996, the fee payable ($1,644 and $8,265, respectively) under the Management Agreement was waived by the Investment Manager pursuant to the undertakings set forth above.

   The Investment Manager has paid the organizational expenses of the Fund, in the amount of approximately $60,000, incurred prior to the offering of the Fund's shares. The Fund has reimbursed the Investment Manager for such expenses exclusive of any amounts assumed by the Investment Manager. The Fund has deferred and is amortizing the reimbursed expenses on the straight line method over a period not to exceed five years from the date of commencement of the Fund's operations.


   The Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors. The Agreement in no way restricts the Investment Manager from acting as investment manager or adviser to others.

   The Agreement was initially approved by the Trustees on April 20, 1995. The Agreement may be terminated at any time, without penalty, on thirty days notice, by the Board of Trustees of the Fund, by the holders of a majority, as defined in the Investment Company Act of 1940, as amended (the "Act"), of the outstanding shares of the Fund, or by the Investment Manager. The Agreement will automatically terminate in the event of its assignment (as defined in the Act).


   Under its terms, the Agreement had an initial term ending April 30, 1996, and will remain in effect from year to year thereafter, provided continuance of the Agreement is approved at least annually by the vote of the holders of a majority (as defined in the Act) of the outstanding shares of the Fund, or by the Board of Trustees of the Fund; provided that in either event such continuance is approved annually by the vote of a majority of the Independent Trustees, which vote must be cast in person at a meeting called for the purpose of voting on such approval. At their meeting held on April 17, 1996, the Fund's Trustees, including all of the Independent Trustees, approved the continuation of the Agreement until April 30, 1997.


   The Fund has acknowledged that the name "Dean Witter" is a property right of DWR. The Fund has agreed that DWR or its parent company may use or, at any time, permit others to use, the name "Dean Witter". The Fund has also agreed that in the event the investment management contract between the Investment Manager and the Fund is terminated, or if the affiliation between InterCapital and its parent company is terminated, the Fund will eliminate the name "Dean Witter" from its name if DWR or its parent company shall so request.

TRUSTEES AND OFFICERS
-----------------------------------------------------------------------------


   The Trustees and Executive Officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with InterCapital, and with the 83 Dean Witter Funds and the 14 TCW/DW Funds, are shown below.



  NAME, AGE, POSITION WITH FUND AND ADDRESS          PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
--------------------------------------------  --------------------------------------------------------
Michael Bozic (56)                            Chairman and Chief Executive Officer of Levitz Furniture
Trustee                                       Corporation (since November 1995); Director or Trustee
c/o Levitz Furniture Corporation              of the Dean Witter Funds; formerly President and Chief
6111 Broken Sound Parkway, N.W.               Executive Officer of Hills Department Stores (May,
Boca Raton, Florida                           1991-July, 1995); formerly variously Chairman, Chief
                                              Executive Officer, President and Chief Operating Officer
                                              (1987-1991) of the Sears Merchandise Group of Sears,
                                              Roebuck and Co.; Director of Eaglemark Financial
                                              Services, Inc., the United Negro College Fund and
                                              Weirton Steel Corporation.
Charles A. Fiumefreddo* (63)                  Chairman, Chief Executive Officer and Director of
Chairman of the Board, President, Chief       InterCapital, Distributors and DWSC; Executive Vice
Executive Officer and Trustee                 President and Director of DWR; Chairman, Director or
Two World Trade Center                        Trustee, President and Chief Executive Officer of the
New York, New York                            Dean Witter Funds; Chairman, Chief Executive Officer and
                                              Trustee of the TCW/DW Funds; Chairman and Director of
                                              Dean Witter Trust Company ("DWTC"); Director and/or
                                              officer of various DWDC subsidiaries; formerly Executive
                                              Vice President and Director of DWDC (until February,
                                              1993).
Edwin J. Garn (64)                            Director or Trustee of the Dean Witter Funds; formerly
Trustee                                       United States Senator (R-Utah) (1974-1992) and Chairman,
c/o Huntsman Chemical Corporation             Senate Banking Committee (1980-1986); formerly Mayor of
500 Huntsman Way                              Salt Lake City, Utah (1971-1974); formerly Astronaut,
Salt Lake City, Utah                          Space Shuttle Discovery (April 12-19, 1985); Vice
                                              Chairman, Huntsman Chemical Corporation (since January,
                                              1993); Director of Franklin Quest (time management
                                              systems) and John Alden Financial Corporation; member of
                                              the board of various civic and charitable organizations.
John R. Haire (71)                            Chairman of the Audit Committee and Chairman of the
Trustee                                       Committee of the Independent Directors or Trustees and
Two World Trade Center                        Director or Trustee of the Dean Witter Funds; Chairman
New York, New York                            of the Audit Committee and Chairman of the Committee of
                                              the Independent Trustees and Trustee of the TCW/DW
                                              Funds; formerly President, Council for Aid to Education
                                              (1978-1989) and Chairman and Chief Executive Officer of
                                              Anchor Corporation, an Investment Adviser (1964-1978);
                                              Director of Washington National Corporation (insurance).

                                6

Dr. Manuel H. Johnson (47)                    Senior Partner, Johnson Smick International, Inc., a
Trustee                                       consulting firm; Koch Professor of International
c/o Johnson Smick International, Inc.         Economics and Director of the Center for Global Market
1133 Connecticut Avenue, N.W.                 Studies at George Mason University (since September,
Washington, D.C.                              1990); Co-Chairman and a founder of the Group of Seven
                                              Council (G7C), an international economic commission
                                              (since September, 1990); Director or Trustee of the Dean
                                              Witter Funds; Trustee of the TCW/DW Funds; Director of
                                              NASDAQ (since June, 1995); Director of Greenwich Capital
                                              Markets Inc. (broker-dealer); formerly Vice Chairman of
                                              the Board of Governors of the Federal Reserve System
                                              (February, 1986-August, 1990) and Assistant Secretary of
                                              the U.S. Treasury (1982-1986).
Michael E. Nugent (60)                        General Partner, Triumph Capital, L.P., a private
Trustee                                       investment partnership (since April, 1988); Director or
c/o Triumph Capital, L.P.                     Trustee of the Dean Witter Funds; Trustee of the TCW/DW
237 Park Avenue                               Funds; formerly Vice President, Bankers Trust Company
New York, New York                            and BT Capital Corporation (1984-1988); Director of
                                              various business organizations.
Philip J. Purcell* (53)                       Chairman of the Board of Directors and Chief Executive
Trustee                                       Officer of DWDC, DWR and Novus Credit Services Inc.;
Two World Trade Center                        Director of InterCapital, DWSC and Distributors;
New York, New York                            Director or Trustee of the Dean Witter Funds; Director
                                              and/or officer of various DWDC subsidiaries.
John L. Schroeder (66)                        Retired; Director or Trustee of the Dean Witter Funds;
Trustee                                       Trustee of the TCW/DW Funds; Director of Citizens
c/o Gordon Altman Butowsky                    Utilities Company; formerly Executive Vice President and
  Weitzen Shalov & Wein                       Chief Investment Officer of the Home Insurance Company
Counsel to the Independent Trustees           (August, 1991- September, 1995); formerly Chairman and
114 West 47th Street                          Chief Investment Officer of Axe-Houghton Management and
New York, New York                            the Axe-Houghton Funds (1983-1991).
Sheldon Curtis (64)                           Senior Vice President, Secretary and General Counsel of
Vice President, Secretary                     InterCapital and DWSC; Senior Vice President and
and General Counsel                           Secretary of DWTC; Senior Vice President, Assistant
Two World Trade Center                        Secretary and Assistant General Counsel of Distributors;
New York, New York                            Assistant Secretary of DWR; Vice President, Secretary
                                              and General Counsel of the Dean Witter Funds and the
                                              TCW/DW Funds.
James F. Willison (53)                        Senior Vice President of InterCapital; Vice President of
Vice President                                various Dean Witter Funds.
Two World Trade Center
New York, New York
Thomas F. Caloia (50)                         First Vice President and Assistant Treasurer (since
Treasurer                                     January, 1993) of InterCapital and DWSC and Treasurer of
Two World Trade Center                        the Dean Witter Funds and the TCW/DW Funds.
New York, New York

------------
   * Denotes Trustees who are "interested persons" of the Fund, as defined in the Act.

   In addition, Robert M. Scanlan, President and Chief Operating Officer of InterCapital and DWSC, Executive Vice President of Distributors and DWTC and Director of DWTC, Joseph J. McAlinden, Executive Vice President and Chief Investment Officer of InterCapital, DWSC, Distributors and DWTC and Director of DWTC, Robert S. Giambrone, Senior Vice President of InterCapital, DWSC, Distributors and DWTC and Director of DWTC and Peter M. Avelar, Kevin Hurley and Jonathan R. Page, Senior Vice Presidents of InterCapital, and Joseph R. Arcieri, Gerard J. Lian and Katherine H. Stromberg, Vice Presidents of InterCapital, are Vice Presidents of the Fund. In addition, Marilyn K. Cranney and Barry Fink, First Vice Presidents and Assistant General Counsels of InterCapital and DWSC, and Lou Anne D. McInnis and Ruth Rossi, Vice Presidents and Assistant General Counsels of InterCapital and DWSC, and Carsten Otto and Frank Bruttomesso, Staff Attorneys with InterCapital and DWSC, are Assistant Secretaries of the Fund.

THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES

   The Board of Trustees consists of eight (8) trustees. These same individuals also serve as directors or trustees for all of the Dean Witter Funds, and are referred to in this section as Trustees. As of the date of this Statement of Additional Information, there are a total of 83 Dean Witter Funds, comprised of 126 portfolios. As of December 31, 1996, the Dean Witter Funds had total net assets of approximately $81.2 billion and more than five million shareholders.

   Six Trustees (75% of the total number) have no affiliation or business connection with InterCapital or any of its affiliated persons and do not own any stock or other securities issued by InterCapital's parent company, DWDC. These are the "disinterested" or "independent" Trustees. The other two Trustees (the "management Trustees") are affiliated with InterCapital. Four of the six independent Trustees are also Independent Trustees of the TCW/DW Funds.

   Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.

   All of the Independent Trustees serve as members of the Audit Committee and the Committee of the Independent Trustees. Three of them also serve as members of the Derivatives Committee. During the calendar year ended December 31, 1996, the three Committees held a combined total of sixteen meetings. The Committees hold some meetings at InterCapital's offices and some outside InterCapital. Management Trustees or officers do not attend these meetings unless they are invited for purposes of furnishing information or making a report.

   The Committee of the Independent Trustees is charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Dean Witter Funds have such a plan.

   The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

   Finally, the Board of each Fund has formed a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.

DUTIES OF CHAIRMAN OF COMMITTEE OF THE INDEPENDENT TRUSTEES AND AUDIT
COMMITTEE

   The Chairman of the Committee of the Independent Trustees and the Audit Committee maintains an office at the Funds' headquarters in New York. He is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Trustees to consider, develops agendas for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on various issues, and arranges to have that information furnished to Committee members. He also arranges for the services of independent experts and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of both Committees and guides their efforts is pivotal to the effective functioning of the Committees.

   The Chairman of the Committees also maintains continuous contact with the Funds' management, with independent counsel to the Independent Trustees and with the Funds' independent auditors. He arranges for a series of special meetings involving the annual review of investment advisory, management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotiations with the Investment Manager and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Trustees.

   The Chairman of the Committee of the Independent Trustees and the Audit Committee is not employed by any other organization and devotes his time primarily to the services he performs as Committee Chairman and Independent Trustee of the Dean Witter Funds and as an Independent Trustee and, since July 1, 1996, as Chairman of the Committee of the Independent Trustees and the Audit Committee of the TCW/DW Funds. The current Committee Chairman has had more than 35 years experience as a senior executive in the investment company industry.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL DEAN WITTER FUNDS

   The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Dean Witter Funds.

COMPENSATION OF INDEPENDENT TRUSTEES

   The Fund intends to pay each Independent Trustee an annual fee of $1,000 plus a per meeting fee of $50 for meetings of the Board of Trustees or committees of the Board of Trustees attended by the Trustee (the Fund intends to pay the Chairman of the Audit Committee an annual fee of $750 and the Chairman of the Committee of the Independent Trustees an additional annual fee of $1,200). The Fund will also reimburse such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company will receive no compensation or expense reimbursement from the Fund. The Fund commenced operations on June 16, 1995 and paid no compensation to the Independent Trustees for the fiscal year ended November 30, 1996. Payments will commence as of the time the Fund begins paying management fees.

   At such time as the Fund has been in operation, and has paid fees to the Independent Trustees, for a full fiscal year, and assuming that during such fiscal year the Fund holds the same number of Board and committee meetings as were held by the other Dean Witter Funds during the calendar year ended December 31, 1996, it is estimated that the compensation paid to each Independent Trustee during such fiscal year will be the amount shown in the following table:

                        FUND COMPENSATION (ESTIMATED)



                                AGGREGATE
    NAME OF INDEPENDENT       COMPENSATION
TRUSTEE                       FROM THE FUND
--------------------------  ---------------
Michael Bozic .............      $1,900
Edwin J. Garn .............       1,900
John R. Haire .............       3,850
Dr. Manuel H. Johnson  ....       1,900
Michael E. Nugent .........       1,900
John L. Schroeder .........       1,900



   The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1996 for services to the 82 Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 14 TCW/DW Funds that were in operation at December 31, 1996. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Dean Witter Money Market Funds.

             COMPENSATION FROM DEAN WITTER FUNDS AND TCW/DW FUNDS



                                                               FOR SERVICE AS
                                                                CHAIRMAN OF
                                                               COMMITTEES OF     FOR SERVICE AS
                                                                INDEPENDENT       CHAIRMAN OF          TOTAL
                            FOR SERVICE                          DIRECTORS/      COMMITTEES OF     COMPENSATION
                          AS DIRECTOR OR     FOR SERVICE AS     TRUSTEES AND      INDEPENDENT          PAID
                            TRUSTEE AND       TRUSTEE AND          AUDIT            TRUSTEES      FOR SERVICES TO
                         COMMITTEE MEMBER   COMMITTEE MEMBER  COMMITTEES OF 82     AND AUDIT      82 DEAN WITTER
NAME OF                  OF 82 DEAN WITTER    OF 14 TCW/DW      DEAN WITTER     COMMITTEES OF 14   FUNDS AND 14
INDEPENDENT TRUSTEE            FUNDS             FUNDS             FUNDS          TCW/DW FUNDS     TCW/DW FUNDS
----------------------  -----------------  ----------------  ----------------  ----------------  ---------------
Michael Bozic .........      $138,850                --                 --               --          $138,850
Edwin J. Garn .........       140,900                --                 --               --           140,900
John R. Haire .........       106,400           $64,283           $195,450          $12,187           378,320
Dr. Manuel H. Johnson         137,100            66,483                 --               --           203,583
Michael E. Nugent  ....       138,850            64,283                 --               --           203,133
John L. Schroeder  ....       137,150            69,083                 --               --           206,233



   As of the date of this Statement of Additional Information, 57 of the Dean Witter Funds, not including the Fund, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 25.0% of his or her Eligible Compensation plus 0.4166666% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 50.0% after ten years of service. The foregoing percentages may be changed by the

Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.

   The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the 57 Dean Witter Funds (not including the
Fund) for the year ended December 31, 1996, and the estimated retirement benefits for the Fund's Independent Trustees, to commence upon their retirement, from the 57 Dean Witter Funds as of December 31, 1996.

                RETIREMENT BENEFITS FROM ALL DEAN WITTER FUNDS



                                                                              ESTIMATED
                                                                RETIREMENT      ANNUAL
                                ESTIMATED                        BENEFITS      BENEFITS
                                CREDITED                        ACCRUED AS       UPON
                                  YEARS          ESTIMATED       EXPENSES     RETIREMENT
                              OF SERVICE AT    PERCENTAGE OF      BY ALL       FROM ALL
    NAME OF INDEPENDENT        RETIREMENT        ELIGIBLE        ADOPTING      ADOPTING
TRUSTEE                       (MAXIMUM 10)     COMPENSATION       FUNDS       FUNDS (2)
--------------------------  ---------------  ---------------  ------------  ------------
Michael Bozic .............        10              50.0%         $20,147       $ 51,325
Edwin J. Garn .............        10              50.0           27,772         51,325
John R. Haire .............        10              50.0           46,952        129,550
Dr. Manuel H. Johnson  ....        10              50.0           10,926         51,325
Michael E. Nugent .........        10              50.0           19,217         51,325
John L. Schroeder .........         8              41.7           38,700         42,771



   (1) An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit.

   (2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.

   As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1 percent of the Fund's shares of beneficial interest outstanding.


INVESTMENT PRACTICES AND POLICIES
-----------------------------------------------------------------------------

PORTFOLIO SECURITIES

   Taxable Securities. As discussed in the Prospectus, the Fund may invest up to 20% of its total assets in taxable money market instruments, tax-exempt securities of other states and municipalities and futures and options. (This investment percentage is subject to applicable state law.) Investments in taxable money market instruments would generally be made under any one of the following circumstances: (a) pending investment of proceeds of the sale of each of the Fund's shares or of portfolio securities, (b) pending settlement of purchases of portfolio securities and (c) to maintain liquidity for the purpose of meeting anticipated redemptions. Only those tax-exempt securities of other states which satisfy the standards established for the tax-exempt securities of the State of Hawaii may be purchased by the Fund.

   In addition, the Fund may temporarily invest more than 20% of its total assets in tax-exempt securities of other states and municipalities and taxable money market instruments, in order to maintain a temporary "defensive" posture when, in the opinion of the Investment Manager, it is advisable to do so because of market conditions (the types of investments in which the Fund may invest when maintaining a temporary "defensive" position may be limited by applicable State requirements). The types of taxable money market instruments in which the Fund may invest are limited to the following short-term fixed-income securities (maturing in one year or less from the time of purchase): (i) obligations of the United States Government, its agencies, instrumentalities or authorities; (ii) commercial paper rated P-1 by Moody's Investors Service, Inc. ("Moody's") or A-1 by Standard & Poor's Corporation ("S&P"); (iii) certificates of deposit of domestic banks with assets of $1 billion or more; and (iv) repurchase agreements with respect to portfolio securities.

   Tax-Exempt Securities. As discussed in the Prospectus, under normal conditions, at least 80% of the total assets of the Fund will be invested in securities, the interest on which is exempt from both federal and State of Hawaii income taxes. The tax-exempt securities in which the Fund will invest include Municipal Bonds, Municipal Notes and Municipal Commercial Paper. In regard to the Moody's and S&P ratings discussed in the Prospectus, it should be noted that the ratings represent the organizations' opinions as to the quality of the securities which they undertake to rate and that the ratings are general and not absolute standards of quality. For a description of Municipal Bond, Municipal Note and Municipal Commercial Paper ratings by Moody's and S&P, see the Appendix to this Statement of Additional Information.

   The percentage and rating policies in the Prospectus apply at the time of acquisition of a security based upon the last previous determination of the Fund's net asset value; any subsequent change in any ratings by a rating service or change in percentages resulting from market fluctuations or other changes in the amount of total assets will not require elimination of any security from the Fund's portfolio until such time as the Investment Manager determines that it is practicable to sell the security without undue market or tax consequences to the Fund. Therefore, the Fund may hold securities which have been downgraded to ratings of Ba or BB or lower by Moody's or S&P. Such securities are considered to be speculative investments.

   Although certain quality standards are applicable at the time of purchase, the Fund does not have any minimum quality rating standard for its downgraded investments. As such, the Fund may continue to hold securities rated as low as Caa, Ca or C by Moody's or CCC, CC, C or CI by S&P. However, such investments may not exceed more than 5% of the total assets of the Fund. Bonds rated Caa or Ca by Moody's may already be in default on payment of interest or principal, while bonds rated C by Moody's, their lowest bond rating, can be regarded as having extremely poor prospects of ever attaining any real investment standing. Bonds rated CI by S&P, their lowest Bond rating, are no longer making interest payments.

   The payment of principal and interest by issuers of certain Municipal Obligations purchased by the Fund may be guaranteed by letters of credit or other credit facilities offered by banks or other financial institutions. Such guarantees will be considered in determining whether a Municipal Obligation meets the investment quality requirements of each Series. In addition, some issues may contain provisions which permit the Fund to demand from the issuer repayment of principal at some specified period(s) prior to maturity.

   Municipal Bonds. Municipal Bonds, as referred to in the Prospectus, are debt obligations of a state, its cities, municipalities and municipal agencies (all of which are generally referred to as "municipalities") which generally have a maturity at the time of issue of one year or more, and the interest from which is, in the opinion of bond counsel to the issuer at time of original issuance, exempt from regular federal income tax. In addition to these requirements, the interest from Municipal Bonds of the State of Hawaii must be, in the opinion of bond counsel to the issuer at time of original issuance, exempt from the regular personal income tax of the State. These obligations are issued to raise funds for various public purposes, such as construction of a wide range of public facilities, to refund outstanding obligations and to obtain funds for general operating expenses or to loan to other public institutions and facilities. In addition, certain types of industrial development bonds and pollution control bonds are issued by or on behalf of public authorities to provide funding for various privately operated facilities.

   Municipal Notes. Municipal Notes are short-term obligations of municipalities, generally with a maturity at the time of issuance ranging from six months to three years, the interest from which is, in the opinion of bond counsel to the issuer at time of original issuance, exempt from regular federal income tax. In addition to those requirements, the interest from Municipal Notes of the State of Hawaii must be, in the opinion of bond counsel to the issuer at time of original issuance, exempt from the regular personal income tax of the State. The principal types of Municipal Notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes, although there are other types of Municipal Notes, in which the Fund may invest. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuing municipality or agency. Project Notes are issued by local agencies and are guaranteed by the United States Department of Housing and Urban Development. Such notes are secured by the full faith and credit of the United States Government.

   Municipal Commercial Paper. Municipal Commercial Paper refers to short-term obligations of municipalities the interest from which is, in the opinion of bond counsel to the issuer at time of original issuance, exempt from regular federal income tax. In addition to those requirements, the interest from the Municipal Commercial Paper of the State of Hawaii must be, in the opinion of bond counsel to the issuer at time of original issuance, exempt from the regular personal income tax of the State. Municipal Commercial Paper may be issued at a discount and is sometimes referred to as Short-Term Discount Notes. Municipal Commercial Paper is likely to be used to meet seasonal working capital needs of a municipality or interim construction financing and to be paid from general revenues of the municipality or refinanced with long-term debt. In most cases Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

   The two principal classifications of Municipal Bonds, Notes and Commercial Paper are "general obligation" and "revenue" bonds, notes or commercial paper. General obligation bonds, notes or commercial paper are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds, notes or commercial paper include a state, its counties, cities, towns and other governmental units. Revenue bonds, notes or commercial paper are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from specific revenue sources. Revenue bonds, notes or commercial paper are issued for a wide variety of purposes, including the financing of electric, gas, water and sewer systems and other public utilities; industrial development and pollution control facilities; single and multi-family housing units; public buildings and facilities; air and marine ports; transportation facilities such as toll roads, bridges and tunnels; and health and educational facilities such as hospitals and dormitories. They rely primarily on user fees to pay debt service, although the principal revenue source is often supplemented by additional security features which are intended to enhance the creditworthiness of the issuer's obligations. In some cases, particularly revenue bonds issued to finance housing and public buildings, a direct or implied "moral obligation" of a governmental unit may be pledged to the payment of debt service. In other cases, a special tax or other charge may augment user fees.

   Issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or any state extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay, when due, principal of and interest on its, or their, Municipal Bonds, Municipal Notes and Municipal Commercial Paper may be materially affected.

SPECIAL INVESTMENT CONSIDERATIONS

   Because of the special nature of securities which are rated below investment grade by national credit rating agencies ("lower-rated securities"), the Investment Manager must take into account certain special considerations in assessing the risks associated with such investments. For example, as the lower-rated securities market is relatively new, its growth has paralleled a long economic expansion and it has not weathered a recession in its present size and form. Therefore, an economic downturn or increase in interest rates is likely to have a negative effect on this market and on the value of the lower-rated securities held by the Fund, as well as on the ability of the securities' issuers to repay principal and interest on their borrowings.

   The prices of lower-rated securities have been found to be less sensitive to changes in prevailing interest rates than higher-rated investments, but are likely to be more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. If the issuer of a fixed-income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and change can be expected to result in an increased volatility of market prices of lower rated securities and a concomitant volatility in the net asset value per share of the Fund. Moreover, the market prices of certain of the Fund's portfolio securities which are structured as zero coupon securities are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash (see "Dividends, Distributions and Taxes" for a discussion of the tax ramifications of investment in such securities).

   The secondary market for lower-rated securities may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The limited liquidity of the market may also adversely affect the ability of the Fund's Trustees to arrive at a fair value for certain lower-rated securities at certain times and could make it difficult for the Fund to sell certain securities.

   New laws and proposed new laws may have a potentially negative impact on the market for lower-rated securities. For example, recent legislation requires federally-insured savings and loan associations to divest their investments in lower-rated securities. This legislation and other proposed legislation may have an adverse effect upon the value of lower-rated securities and a concomitant negative impact upon the net asset value per share of the Fund.

   Variable Rate Obligations. As stated in the Prospectus, the Fund may invest in obligations of the type called "variable rate obligations". The interest rate payable on a variable rate obligation is adjusted either at predesignated periodic intervals or whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right whereby the Fund may demand prepayment of the principal amount of the obligation prior to its stated maturity (a "demand feature") and the right of the issuer to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. The principal benefit to the Fund of purchasing obligations with a demand feature is that liquidity, and the ability of the Fund to obtain repayment of the full principal amount of the obligation prior to maturity, is enhanced.


   Lending of Portfolio Securities. The Fund may lend portfolio securities to brokers, dealers and financial institutions provided that cash equal to at least 100% of the market value of the securities loaned is deposited by the borrower with the Fund and is maintained each business day in a segregated account pursuant to applicable regulations. The collateral value of the loaned securities will be marked-to-market daily. While such securities are on loan, the borrower will pay the Fund any income accruing thereon, and the Fund may invest the cash collateral in portfolio securities, thereby earning additional income. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale and will not lend more than 25% of the value of its total assets. Loans will be subject to termination by the Fund, in the normal settlement time, currently five business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its shareholders. The Fund may pay reasonable finders, borrowers, administrative, and custodial fees in connection with a loan. The creditworthiness of firms to which the Fund lends its portfolio securities will be monitored on an ongoing basis. During the fiscal year ended November 30, 1996, the Fund did not lend any of its portfolio securities.


   When-Issued and Delayed Delivery Securities. As stated in the Prospectus, the Fund may purchase tax-exempt securities on a when-issued or delayed delivery basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. While the Fund will only purchase securities on a when-issued or delayed delivery basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time the Fund makes the commitment to purchase a Municipal Obligation on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value, each day, of the Municipal Obligation in determining its net asset value. The Fund will also establish a segregated account with its custodian bank in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to commitments for such when-issued or delayed delivery securities. The Fund may sell securities on a when-issued or delayed delivery basis provided that the Fund owns the security at the time of the sale. During the fiscal year ended November 30, 1996, the Fund did not purchase securities on a when-issued or delayed delivery basis in an amount which exceeded 5% of its total net assets.

   Repurchase Agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral"), which is held by the Fund's Custodian, at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The Fund will receive interest from the institution until the time when the repurchase is to occur. Although such date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits and may exceed one year. While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions, whose financial condition will be continually monitored by the Investment Manager. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets. The Fund's investments in repurchase agreements may at times be substantial when, in the view of the Investment Manager, liquidity or other considerations warrant. During the fiscal period ended November 30, 1996, the Fund did not enter into any repurchase agreements.


FUTURES CONTRACTS AND OPTIONS ON FUTURES

   As discussed in the Prospectus, the Fund may invest in financial futures contracts ("futures contracts") and related options thereon. These futures contracts and related options thereon will be used only as a hedge against anticipated interest rate changes. A futures contract sale creates an obligation by the Fund, as seller, to deliver the specific type of instrument called for in the contract at a specified future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specified future time at a specified price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until on or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was effected.

   Although the terms of futures contracts specify actual delivery or receipt of securities, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the securities. Closing out of a futures contract is usually effected by entering into an offsetting transaction. An offsetting transaction for a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument at the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price the Fund realizes a gain, and if the offsetting sale price is less than the purchase price the Fund realizes a loss.

   Unlike a futures contract, which requires the parties to buy and sell a security on a set date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract (a long position in the case of a call option and a short position in the case of a put option). If the holder decides not to enter into the contract, the premium paid for the contract is lost. Since the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract, as discussed below for futures contracts. The value of the option changes is reflected in the net asset value of the Fund.

   The Fund is required to maintain margin deposits with brokerage firms through which it effects futures contracts and options thereon. The initial margin requirements vary according to the type of the underlying security. In addition, due to current industry practice, daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. The Fund may be required to make additional margin payments during the term of the contract.

   Currently, futures contracts can be purchased on debt securities such as U.S. Treasury Bills and Bonds, U.S. Treasury Notes with maturities between 6 1/2 and 10 years, Certificates of the Government National Mortgage Association, Bank Certificates of Deposit and on a municipal bond index (see below). The Fund may invest in interest rate futures contracts covering these types of financial instruments as well as in new types of contracts that become available in the future.

   Financial futures contracts are traded in an auction environment on the floors of several Exchanges--principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each Exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the Exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin.

   A risk in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities subject to futures contracts may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. The correlation may be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. This would reduce the value of futures contracts for hedging purposes over a short time period. The correlation may be further distorted since the futures contracts that are being used to hedge are not based on municipal obligations.

   Another risk is that the Fund's Investment Manager could be incorrect in its expectations as to the direction or extent of various interest rate movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, the Fund would lose money on the sale.

   Put and call options on financial futures have characteristics similar to Exchange traded options. For a further description of options, see below and the Prospectus.

   In addition to the risks associated in investing in options on securities, there are particular risks associated with investing in options on futures. In particular, the ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop.

   The Fund may not enter into futures contracts or related options theron if, immediately thereafter, the amount committed to margin plus the amount paid for option premiums exceeds 5% of the value of the

Fund's total assets. In instances involving the purchase of futures contracts by the Fund, an amount equal to the market value of the futures contract will be deposited in a segregated account of cash and cash equivalents or other liquid portfolio securities to collateralize the position and thereby ensure that the use of such futures is unleveraged. The Fund may not purchase or sell futures contracts or related options if, immediately thereafter, more than one-third of its net assets would be hedged.


   Municipal Bond Index Futures--The Fund may utilize municipal bond index futures contracts and options thereon for hedging purposes. The Fund's strategies in employing such contracts will be similar to that discussed above with respect to financial futures and options thereon. A municipal bond index is a method of reflecting in a single number the market value of many different municipal bonds and is designed to be representative of the municipal bond market generally. The index fluctuates in response to changes in the market values of the bonds included within the index. Unlike futures contracts on particular financial instruments, futures contracts on a municipal bond index will be settled in cash if held until the close of trading in the contract. However, as in any other futures contract, a position in the contract may be closed out by purchase or sale of an offsetting contract for the same delivery month prior to expiration of the contract.

   Options--The Fund may purchase or sell (write) options on debt securities as a means of achieving additional return or hedging the value of the Fund's portfolio. The Fund will only buy options listed on national securities exchanges. The Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Fund's total assets.

   Presently there are no options on tax-exempt securities traded on national securities exchanges. The Fund will not invest in options on debt securities in the coming year or until such time as they become available on national securities exchanges.

   A call option is a contract that gives the holder of the option the right to buy from the writer of the call option, in return for a premium, the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price during the option period. A put option is a contract that gives the holder of the option the right to sell to the writer, in return for a premium, the underlying security at a specified price during the term of the option. The writer of the put has the obligation to buy the underlying security upon exercise, at the exercise price during the option period.


   The Fund will only write covered call or covered put options listed on national exchanges. The Fund may not write covered options in an amount exceeding 20% of the value of its total assets. A call option is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security or futures contract without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security or futures contract as the call written, where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account with its custodian. A put option is "covered" if the Fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security or futures contract as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.


   If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option, it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

   The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the purchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. If a put option written by the Fund is exercised, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the sale price of the underlying security plus the premiums received from the sale of the option. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date.

   An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event, it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

PORTFOLIO MANAGEMENT

   The Fund may engage in short-term trading consistent with its investment objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates). In addition, a security may be sold and another security of comparable equality purchased at approximately the same time to take advantage of what the Investment Manager believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of tax-exempt securities.

   In general, purchases and sales may also be made to restructure the portfolio in terms of average maturity, quality, coupon yield, or diversification for any one or more of the following purposes: (a) to increase income, (b) to improve portfolio quality, (c) to minimize capital depreciation, (d) to realize gains or losses, or for such other reasons as the Investment Manager deems relevant in light of economic and market conditions.

   The Fund may invest in obligations customarily sold to institutional investors in private transactions with the issuers thereof and up to 15% of its net assets in securities for which a bona fide market does not exist at the time of purchase. With respect to any securities as to which a bona fide market does not exist, the Fund may be unable to dispose of such securities promptly at reasonable prices.

   Since the Fund concentrates its investments in municipal obligations of the State of Hawaii and its authorities and municipalities, the Fund is affected by any political, economic or regulatory developments affecting the ability of issuers in the State of Hawaii to make timely payments of interest and principal. For a more detailed discussion of investing in the State of Hawaii, see "Special Considerations Relating to the State of Hawaii" below and in the Prospectus. Subject to investment restriction number 2 disclosed in the Prospectus under the Section "Investment Restrictions," the Fund may invest more than 25% of its total assets in private activity bonds (a certain type of tax-exempt Municipal Obligation).

SPECIAL CONSIDERATIONS RELATING TO THE STATE OF HAWAII

   The Fund will be affected by any political, economic, or regulatory developments having a bearing on the ability of Hawaii issuers to pay interest or repay principal on their obligations.

   The information set forth herein is derived from official statements prepared in connection with the issuance of obligations of the State of Hawaii ("State") and its political subdivisions and other sources that are generally available to investors. The information is provided as general information intended to give a recent historical description and is not intended to indicate further or continuing trends in the financial or other positions of the State and its political subdivisions.

   The State Constitution empowers the Legislature to authorize the issuance of four types of bonds: general obligation bonds; bonds issued under special improvement statutes; revenue bonds; and special purpose revenue bonds. Under the Constitution, special purpose revenue bonds can only be authorized or issued to finance facilities of or for, or to lend the proceeds of such bonds to assist, manufacturing, processing, or industrial enterprises; utilities serving the general public; health care facilities provided to the general public by not-for-profit corporations; or low and moderate income government housing programs.

   Under the Constitution, general obligation bonds may be issued by the State if such bonds at the time of issuance would not cause the total amount of principal and interest payable on such bonds and on all outstanding general obligation bonds in the current or any future fiscal year, whichever is higher, to exceed a sum equal to 18.5% of the average of the General Fund revenues of the State in the three fiscal years immediately preceding such issuance.

   The Constitution provides that the Legislature must establish a General Fund expenditure ceiling that limits the rate of growth of General Fund appropriations to the estimated rate of growth of the State's economy. Appropriations from the General Fund for each year of the fiscal biennium or each supplementary budget fiscal year are not to exceed the expenditure ceiling for that fiscal year. The expenditure ceiling is determined by considering the fiscal year 1978-1979 General Fund appropriations as the base appropriation amount and adjusting such amount by the applicable "state growth." State growth is established by averaging the annual percentage change in total State personal income for the three calendar years immediately preceding the fiscal year for which appropriations from the General Fund are to be made.

   Maximum limits for operating expenditures are established for each fiscal year by legislative appropriations, but monies can be withheld by the Department of Budget and Finance to insure solvency. Expenditure plans are prepared at the beginning of each fiscal year by the respective State departments. After the expenditure plans are evaluated by the Department of Budget and Finance, quarterly allotments are made to each department. Although the State has a biennial budget, appropriations are made for individual fiscal years and may not be expended interchangeably.


   The Constitution requires the establishment of a Council on Revenues to prepare revenue estimates to be used by the Governor in budget preparation and by the Legislature in appropriating funds and enacting revenue measures. The Council consists of three members appointed by the Governor and two members each appointed by the President of the Senate and the Speaker of the House. The Council reports its estimates and revisions each June 1, September 10, January 10, and March 15. The Council also revises its estimates when it determines that such revisions are necessary or upon request of the Governor or the Legislature.

   In a report dated September 6, 1996, the Council on Revenues forecast a 2.1% increase in General Fund tax revenues for fiscal year 1997 over that of fiscal year 1996, but subsequently, on December 12, 1996, the Council on Revenues revised its estimate down to an increase of 1.2%. From September 1994 through December 1995, the Council on Revenues had reduced General Fund revenue forecasts by a total of $619 million for the period from December 1994 through June 1997. The impact of the revised revenue estimates on the budget prompted the State administration to pursue additional measures to reduce expenditures and enhance revenues. Executive departments were required to cut $139 million in fiscal year 1996. A permanent reduction in the size of the State government was undertaken in fiscal year 1996, which included employee layoffs, elimination of vacant permanent and temporary positions, and abolition of certain state programs. The State administration has indicated that additional savings and revenues may be realized from an early retirement program instituted in fiscal year 1995, transfers of excess funds from special and revolving funds, and the resolution of protested insurance premium taxes. At the end of fiscal year 1996, revenue collections totaled $3.194 billion and exceeded expenditures by $70 million. For fiscal year 1997 the State administration has proposed that Executive departments carry their fiscal year 1996 cuts over to fiscal year 1997. The cuts, together with other reductions to the fiscal year 1997 budget, have resulted in the fiscal year 1997 General Fund budget being reduced by $172 million from $3.247 billion to $3.075 billion.


   Funds for State expenditures are also affected by State obligations for the benefit of native Hawaiians.

   The State has agreed to resolve a dispute concerning the wrongful use or withdrawal by Territorial and State Executive actions of lands set aside originally for the rehabilitation of native Hawaiians by the transfer of certain usable State-owned lands to the Department of Hawaiian Home Lands and the funding of $600 million in equal amounts over a period of 20 years to allow for the appropriate planning and development of such lands.

   Under the Hawaiian Home Commission Act of 1920, Congress set aside approximately 203,500 acres of public lands as "Hawaiian home lands" for the rehabilitation of native Hawaiians, and the State undertook the trust responsibility under the Hawaii Admission Act to carry out the mandate of the Hawaiian Home Commission Act. Since 1920 several thousand acres of lands subject to the trust created by the Hawaiian Home Commission Act were either wrongfully used or withdrawn by Territorial and State Executive actions. The State waived sovereign immunity for breaches of such trust for the period from and after July 1, 1988. In 1992 the Legislature approved settlement of initial claims for such breaches and provided for compensation in the form of fair market rent and interest on the amount past due for public use of all such lands. The State has cancelled all wrongfully set aside Hawaiian home lands that remain in the control of the State and paid compensation for most uncompensated use of Hawaiian home lands for the period from statehood through October 28, 1992; paid fair market rent for continuing uses for the period October 28, 1992 through July 1, 1995; paid fair market rent for certain other lands through April 4, 1996; initiated land exchanges for Hawaiian home lands held by the Federal government under lease for nominal rents for a period of 65 years; and initiated actions against the Federal government through claims filed with the U.S. Department of Interior.

   Because of continuing controversy over such claims, however, the State has agreed to a final resolution of all disputes by the transfer of 16,500 acres of additional usable State-owned lands to the Department of Hawaiian Home Lands and the $600 million cash compensation described above.

   Legislation has been enacted to implement the above described settlement by the establishment of the Hawaiian Home Lands Trust Fund into which the $600 million must be paid by annual payments of $30 million for 20 years beginning in fiscal year 1995-1996. The Legislature authorized the transfer of $30 million from the Homes Revolving Fund to satisfy the State's obligation for fiscal year 1995-1996 and authorized and appropriated $30 million in general obligation bonds to satisfy the State's obligation for fiscal year 1996-1997. No determination as to the source of future payments has been made, and such payments could be made from the General Fund, proceeds from the issuance of general obligation bonds, and/or transfer of land or other consideration valued at fair market value at time of transfer.


   In addition, the Legislature established a separate process for resolving claims unique to individual beneficiaries of the Hawaiian Home Lands Trust Fund for actual economic damages arising from breaches of trust caused by the State between the date Hawaii became a State (August 21, 1959) through June 30, 1988. The Hawaiian Home Lands Trust Individual Claims Review Panel is to provide the Legislature with findings and advisory opinions concerning such claims, and claimants who are not satisfied with such advisory opinions or the Legislature's response thereto may file civil actions between October 1, 1997 and September 30, 1998. A total of 3,792 claims is being considered, and a number of those involve claims of economic damage suffered by individuals while waiting to receive a homestead lease. The State Attorney General has taken the position that such claims were resolved and fully compensated by the Legislature's appropriation and 20-year commitment to make annual deposits of $30 million in the Hawaiian Home Lands Trust Fund and therefore are not compensable. The Legislature has received reports on fewer than 3% of the claims filed and has not acted upon any advisory opinion recommending a monetary award. It is uncertain what monetary amounts may ultimately be recommended, proffered by the Legislature, or awarded by any court.

   Portions of lands now constituting State-owned lands that were ceded by the Republic of Hawaii to the United States in 1898 and subsequently conveyed by the United States to the State following the State's admission into the Union are commonly referred to as "ceded lands." Twenty percent of gross proprietary revenues derived from ceded lands that are utilized by the State are required by State law to be paid to the Office of Hawaiian Affairs. The Office of Hawaiian Affairs administers such funds for the benefit of native Hawaiians. The payments are made directly out of State revenues, including revenues from revenue producing activities such as the Harbors and Airports Divisions of the Department of Transportation.


   The Office of Hawaiian Affairs has initiated litigation against the State alleging that the State has failed to account for and pay to the Office of Hawaiian Affairs its proper pro rata share of proceeds and income. On October 24, 1996, the trial court hearing the action denied the State's motion to dismiss and granted the Office of Hawaiian Affairs' four motions for partial summary judgment. Because the action does not specify the dollar amount of the claims and because the trial court's orders expressly did not rule as to such amounts, the State has indicated that it is unable to predict with reasonable certainty the potential magnitude of its liability, if any. Nevertheless, the State concedes that an ultimate decision against the State could have a material adverse effect on the State's financial condition. The actual amount, if any, of the State's potential liability will not be determined until after trial and appeals have been concluded; a process that may take many years.

   In an audit report dated September 19, 1996, the Office of Inspector General of the U.S. Department of Transportation questioned, among other matters, the use of $28.2 million in airport revenue to make payments to the Office of Hawaiian Affairs since fiscal year 1992 and the loss of at least $1.7 million in interest income as a result of such payments. The State has defended its action by asserting that the payments represents airport operating expenses, but it has placed all such payments since June 1996 into an escrow account pending final resolution of this dispute.


INVESTMENT RESTRICTIONS
-----------------------------------------------------------------------------

   In addition to the investment restrictions enumerated in the Prospectus, the investment restrictions listed below have been adopted by the Fund as fundamental policies, which may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. Such a majority is defined as the lesser of (a) 67% of the shares present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (a) an "issuer" of a security is the entity whose assets and revenues are committed to the payment of interest and principal on that particular security, provided that a security guaranteed by a separate entity will be considered a separate security, (b) a "taxable security" is any security the interest on which is subject to federal income tax; and (c) all percentage limitations apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total or net assets does not require elimination of any security from the portfolio.

   The Fund may not:

     1. Invest in common stock.

     2. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or trustee/director of the Fund or of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and trustees/directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

     3. Purchase or sell real estate or interests therein, although it may purchase securities secured by real estate or interests therein.

     4. Purchase or sell commodities except that the Fund may purchase or sell financial futures contracts and related options thereon.

     5. Purchase oil, gas or other mineral leases, rights or royalty contracts, or exploration or development programs.

     6. Write, purchase or sell puts, calls, or combinations thereof, except for options on futures contracts or options on debt securities.

     7. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

     8. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of the value of its total assets (not including the amount borrowed).

     9. Pledge its assets or assign or otherwise encumber them except to secure borrowing effected within the limitations set forth in Restriction
    8. However, for the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial margin for futures are not deemed to be pledges of assets.

     10. Issue senior securities as defined in the Act, except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; (c) purchasing or selling any financial futures contracts; (d) borrowing money in accordance with restrictions described above; or (e) lending portfolio securities.

     11. Make loans of money or securities, except: (a) by the purchase of debt obligations in which the Fund may invest consistent with its investment objective and policies; (b) by investment in repurchase agreements; and (c) by lending its portfolio securities.

     12. Make short sales of securities.

     13. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of portfolio securities.

     14. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

     15. Invest for the purpose of exercising control or management of any other issuer.

PORTFOLIO TRANSACTIONS AND BROKERAGE
-----------------------------------------------------------------------------


   Subject to the general supervision of the Board of Trustees, the Investment Manager is responsible for decisions to buy and sell securities and futures contracts for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. The Fund expects that the primary market for the securities in which it intends to invest will generally be the over-the-counter market. Securities are generally traded in the over-the-counter market on an "net" basis with dealers acting as principal for their own account without charging a stated commission, although the price of the security usually includes a profit to the dealer. Options and futures transactions will usually be effected through a broker and a commission will be charged. The Fund also expects that securities will be purchased at times in underwritten offerings, where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. During the fiscal period June 16, 1995 through November 30, 1995, and during the fiscal year ended November 30, 1996, the Fund paid no brokerage commissions.

   The Investment Manager currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or adviser to others. It is the practice of the Investment Manager to cause purchase and sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, various factors may be considered including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts.

In the case of certain initial and secondary public offerings, the Investment Manager may utilize a pro-rata allocation process based on the size of the Dean Witter Funds involved and the number of shares available from the public offering.


   The policy of the Fund regarding purchases and sales of securities and futures contracts for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient execution of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

   In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and who are capable of providing efficient executions. If the Investment Manager believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.

   The information and services received by the Investment Manager from brokers and dealers may be of benefit to the Investment Manager in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Investment Manager and thus reduce its expenses, it is of indeterminable value and the management fee paid to the Investment Manager is not reduced by any amount that may be attributable to the value of such services.

   Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. The Fund will limit its transactions with DWR to U.S. Government and Government Agency Securities, Bank Money Instruments (i.e., Certificates of Deposit and Bankers' Acceptances) and Commercial Paper (not including Tax-Exempt Municipal Paper). Such transactions will be effected with DWR only when the price available from DWR is better than that available from other dealers.

   Consistent with the policy described above, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through DWR. In order for DWR to effect portfolio transactions for the Fund, the commissions, fees or other remuneration received by DWR must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow DWR to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees of the Fund, including a majority of the Trustees who are not "interested" Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to DWR are consistent with the foregoing standard.

PURCHASE OF FUND SHARES
-----------------------------------------------------------------------------


   As discussed in the Prospectus, shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"). The Distributor, a Delaware corporation, is a wholly-owned subsidiary of DWDC. The Distributor has entered into a selected dealer agreement with DWR, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into selected dealer agreements with other selected broker-dealers. The Board of Trustees of the Fund, including a majority of the Trustees who are not, and were not at the time of their vote "interested persons" (as defined in the Act) of either party to the Distribution Agreement (the "Independent Trustees"), approved, at its meeting held on April 20, 1995, a Distribution Agreement appointing the Distributor exclusive distributor of the Fund's shares and providing for the Distributor to bear distribution expenses not borne by the Fund. By its terms, the Distribution Agreement continued in effect until April 30, 1996, and will remain in effect from year to year thereafter if approved by the Board. At their meeting held on April 17, 1996, the Trustees, including all of the Independent Trustees, approved the most recent continuation of the Distribution Agreement until April 30, 1997.


   The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. Such expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to account executives. The Distributor will also pay certain expenses in connection with the distribution of the shares of the Fund, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also will bear the costs of registering the Fund and its shares under federal and state securities laws. The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

PLAN OF DISTRIBUTION

   The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan") with the Distributor whereby the expenses of certain activities in connection with the distribution of shares of the Fund are reimbursed. The Plan was initially approved by the Trustees on April 20, 1995, and by InterCapital as the Fund's then sole shareholder on April 28, 1995, whereupon the Plan went into effect. The vote of the Trustees, which was cast in person at a meeting called for the purpose of voting on such Plan, included a majority of the Trustees who are not and were not at the time of their voting interested persons of the Fund and who have and had at the time of their votes no direct or indirect financial interest in the operation of the Plan (the "Independent 12b-1 Trustees"). In making their decision to adopt the Plan, the Trustees requested from DWR and received such information as they deemed necessary to make an informed determination as to whether or not adoption of the Plan was in the best interests of the shareholders of the Fund. After due consideration of the information received, the Trustees, including the Independent 12b-1 Trustees, determined that adoption of the Plan would benefit the shareholders of the Fund.

   The Fund is authorized to reimburse the Distributor for specific expenses the distributor incurs or plans to incur in promoting the distribution of the Fund's shares. Reimbursement is made through monthly payments in amounts determined in advance of each fiscal quarter by the Trustees, including a majority of the Independent 12b-1 Trustees. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.20 of 1% of the average daily net assets of the Fund during the month. Such payment is treated by the Fund as an expense in the year it is accrued. No interest or other financing charges will be incurred by the Distributor for which reimbursement payments under the Plan will be made. In addition, no interest charges, if any, incurred on any distribution expense incurred by the Distributor pursuant to the Plan, will be reimbursable under the Plan.

The fee payable by the Fund each year pursuant to the Plan is characterized as a "service fee" under the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (of which the Distributor is a member). The fee is a payment made for personal service and/or the maintenance of shareholder accounts.

   Under the Plan, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.


   The Fund accrued a total of $4,594 pursuant to the Plan of Distribution for the fiscal year ended November 30, 1996. Such payment amounted to an annual rate of 0.19 of 1% of the average daily net assets of the Fund. It is estimated that the amount paid by the Fund for distribution was for expenses which relate to compensation of sales personnel and associated overhead expenses. The Distributor has informed the Fund that it has received approximately $38,000 and $58,000, respectively in sales charges on sales of the Fund's shares for the fiscal period ended November 30, 1995 and for the fiscal year ended November 30, 1996.

   The Plan had an initial term ending April 30, 1996 and will continue in effect, from year to year thereafter, provided such continuance is approved annually by a vote of the Trustees, including a majority of the Independent 12b-1 Trustees. At their meeting held on April 17, 1996, the Trustees, including a majority of the Independent 12b-1 Trustees, approved the continuation of the Plan until April 30, 1997. An amendment to increase materially the maximum amount authorized to be spent under the Plan and Agreement must be approved by the shareholders of the Fund, and all material amendments to the Plan must be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of the holders of a majority of the Independent 12b-1 Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on not more than 30 days written notice to any other party to the Plan. The authority to make reimbursement payments to the Distributor automatically terminates in the event of an assignment (as defined in the Act); however the Trustees' authority under the Plan to utilize its assets to finance the distribution of its shares would continue. After such an assignment, the Fund's authority to make payments to its Distributor would resume, subject to certain conditions. So long as the Plan is in effect, the selection or nomination of the Independent 12b-1 Trustees is committed to the discretion of the Independent 12b-1 Trustees.


   Under the Plan, the Distributor provides the Fund, for review by the Trustees, and the Trustees review, promptly after the end of each fiscal quarter, a written report regarding the incremental distribution expenses incurred by the Distributor on behalf of the Fund during such fiscal quarter, which report includes (1) an itemization of the types of expenses and the purposes therefor; (2) the amounts of such expenses; and (3) a description of the benefits derived by the Fund. In the Trustees' quarterly review of the Plan they consider its continued appropriateness and the level of compensation provided therein.

   No interested person of the Fund nor any Trustee of the Fund who is not an interested person of the Fund, as defined in the Act, had any direct or indirect financial interest in the operation of the Plan except to the extent that the Distributor or certain of its employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

REDUCED SALES CHARGES

   Combined Purchase Privilege. As discussed in the Prospectus, investors may combine the current value of shares of the Fund with the purchase of Shares of Dean Witter Tax-Exempt Securities Trust, Dean Witter High Yield Securities Inc. and of Dean Witter Funds which are sold with a contingent deferred sales charge ("CDSC funds") purchased in single transactions for purposes of benefiting from the reduced sales charges. The sales charge payable on the purchase of Shares of the Fund, Dean Witter Tax-Exempt Securities Trust and Dean Witter High Yield Securities Inc. will be at their respective rates applicable to the total amount of the combined concurrent purchases of the Fund, Dean Witter Tax-Exempt Securities Trust, Dean Witter High Yield Securities Trust Inc. and CDSC funds.

   Right of Accumulation. As discussed in the Prospectus, investors may combine the current value of shares purchased in separate transactions for purposes of benefitting from the reduced sales charges available for purchases of shares of the Fund totalling at least $100,000 in net asset value. For example, if any person or entity who qualifies for this privilege holds shares of the Fund having a current value of $25,000 and purchases $75,000 of additional shares of the Fund, the sales charge applicable to the $75,000 purchase would be 2.50% of the offering price.

   The Distributor must be notified by the dealer or the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such notification is not furnished at the time of the order; or (b) a review of the records of the Distributor or Dean Witter Trust Company (the "Transfer Agent") fails to confirm the investor's represented holdings.

   Letter of Intent. As discussed in the prospectus under the caption "Reduced Sales Charges," reduced sales charges are available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund from the Distributor or from a single dealer which has entered into a Selected Dealer Agreement with the Distributor.

   A Letter of Intent permits an investor to establish a total investment goal to be achieved by any number of purchases over a thirteen-month period. Each purchase made during the period will receive the reduced sales commission applicable to the amount represented by the goal, as if it were a single purchase. A number of shares equal in value to 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the shareholder. The initial purchase under a Letter of Intent must be equal to at least 5% of the stated investment goal.

   The Letter of Intent does not obligate the Investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the shareholder to liquidate a sufficient number of his or her escrowed shares to obtain such difference.

   If the goal is exceeded and purchases pass the next sales charge level, the sales charge on the entire amount of the purchase that results in passing that level and on subsequent purchases will be subject to further reduced sales charges in the same manner as set forth above under Right of Accumulation, but there will be no retroactive reduction of sales charges on previous purchases.

   At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, only shares purchased during the previous 90-day period and still owned by the shareholder will be included in the new sales charge reduction. The 5% escrow and minimum purchase requirements will be applicable to the new stated goal. Investors electing to purchase shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

   Acquisition of Certain Investment Companies. The public offering price of a share of the Fund may be reduced to the net asset value per share in connection with the acquisition of the assets of, or merger or consolidation with, a personal holding company or public or private investment company. The value of the assets or company acquired in a tax-free transaction may, in appropriate cases, be adjusted to reduce possible adverse tax consequences to the Fund which might result from an acquisition of assets having net unrealized appreciation which is disproportionately higher at the time of acquisition than the realized or unrealized appreciation of the Fund.

DETERMINATION OF NET ASSET VALUE

   As discussed in the Prospectus, the net asset value of a share of the Fund is determined once daily at 4:00 p.m. (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), New York time on each day that the New York Stock Exchange is open. The New York Stock Exchange currently observes the following holidays: New Year's Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day.

   Portfolio securities (other than short-term debt securities and futures and options) are valued for the Fund by an outside independent pricing service approved by the Board of Trustees. The pricing service has informed the Fund that in valuing the Fund's portfolio securities it uses both a computerized grid matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The Fund's portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. The Board of Trustees believes that timely and reliable market quotations are generally not readily available to the Fund for purposes of valuing tax-exempt securities and that the valuations supplied by the pricing service, using the procedures outlined above and subject to periodic review, are more likely to approximate the fair value of such securities. The Investment Manager will periodically review and evaluate the procedures, methods and quality of services provided by the pricing service then being used by the Fund and may, from time to time, recommend to the Board of Trustees the use of other pricing services or discontinuance of the use of any pricing service in whole or part. The Board may determine to approve such recommendation or take other provisions for pricing of the Fund's portfolio securities.

SHAREHOLDER SERVICES
-----------------------------------------------------------------------------

   Upon the purchase of shares of the Fund, a Shareholder Investment Account is opened for the investor on the books of the Fund, maintained by the Transfer Agent. This is an open account in which shares owned by the investor are credited by the Transfer Agent in lieu of issuance of a share certificate. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the account at any time. There is no charge to the investor for issuance of a certificate. Whenever a shareholder instituted transaction takes place in the Shareholder Investment Account, the shareholder will be mailed a confirmation of the transaction from the Fund or DWR or other selected broker-dealer.

   Targeted Dividends. (Service Mark) In states where it is legally permissible, shareholders may also have all income dividends and capital gains distributions automatically invested in shares of an open-end Dean Witter Fund other than Dean Witter Hawaii Municipal Trust. Such investment will be made as described above for automatic investment in shares of the Fund, at the net asset value per share (without sales charge) of the selected Dean Witter Fund as of the close of business on the monthly payment date and will begin to earn dividends, if any, in the selected Dean Witter Fund the next business day. To participate in the Targeted Dividends program, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent. Shareholders of the Fund must be shareholders of the Dean Witter Fund targeted to receive investments from dividends at the time they enter the Targeted Dividends program. Investors should review the prospectus of the targeted Dean Witter Fund before entering the program.

   EasyInvest. (Service Mark) Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund. Shares purchased through EasyInvest will be added to the shareholder's existing account at the net asset value calculated the same business day the transfer of funds is effected. For further information or to subscribe to EasyInvest, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.

   Investment of Dividends or Distributions Received in Cash. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution at the net asset value (without sales charge) next determined by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. If the shareholder returns the proceeds of a dividend or distribution, such funds must be accompanied by a signed statement indicating that the proceeds constitute a dividend or distribution to be invested. Such investment will be made at the net asset value per share (without sales charge) next determined after receipt of the proceeds by the Transfer Agent.

   Direct Investments through Transfer Agent. A shareholder may make additional investments in Fund shares at any time through the Shareholder Investment Account by sending a check in any amount, not less than $100, payable to Dean Witter Hawaii Municipal Trust, directly to the Fund's Transfer Agent. After deduction of the applicable sales charge, the balance will be applied to the purchase of Fund shares at the net asset value per share next determined after receipt of the check or purchase payment by the Transfer Agent. The shares so purchased will be credited to the investment account.

   Systematic Withdrawal Plan. As discussed in the Prospectus, a withdrawal plan is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon their current net asset value. The plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis.

   Dividends and capital gains distributions on shares held under the Systematic Withdrawal Plan will be invested in additional full and fractional shares at net asset value (without a sales charge). Shares will be credited to an open account for the investor by the Transfer Agent; no share certificates will be issued. A shareholder is entitled to a share certificate upon written request to the Transfer Agent, although in that event the shareholder's Systematic Withdrawal Plan will be terminated.

   The Transfer Agent acts as agent for the shareholder in tendering to the Fund for redemption sufficient full and fractional shares to provide the amount of the periodic withdrawal payment designated in the application. The shares will be redeemed at their net asset value determined on the tenth or twenty-fifth day (or next following business day) of the relevant month or quarter and normally a check for the proceeds will be mailed by the Transfer Agent within five days after the date of redemption. The Systematic Withdrawal Plan may be terminated at any time by the Transfer Agent.

   Any shareholder who wishes to have payments under the Withdrawal Plan made to a third party or sent to an address other than the one listed on the account must send complete written instructions to the Transfer Agent to enroll in the Withdrawal Plan. The shareholder's signature on such instructions must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A shareholder may, at any time, change the amount and interval of withdrawal payments and the address to which checks are mailed by written notification to the Transfer Agent. In addition, the party and/or the address to which checks are mailed may be changed by written notification to the Transfer Agent, with signature guarantees required in the manner described above. The shareholder may also terminate the Systematic Withdrawal Plan at any time by written notice to the Transfer Agent. In the event of such termination, the account will be continued as a Shareholder Investment Account. The shareholder may also redeem all or part of the shares held in the Systematic Withdrawal Plan Account (see "Redemptions and Repurchases") at any time.

EXCHANGE PRIVILEGE

   As discussed in the Prospectus, the Fund makes available to its shareholders an Exchange Privilege whereby shareholders of the Fund may exchange their shares for shares of other Dean Witter Funds sold with a front-end (at the time of purchase) sales charge ("FESC funds"), for shares of Dean Witter Funds sold with a contingent deferred sales charge ("CDSC funds"), for shares of five Dean Witter Funds which are money market funds, and for shares of Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Balanced Income Fund, Dean Witter Balanced Growth Fund and Dean Witter Intermediate Term U.S. Treasury Trust (the foregoing eleven non-FESC or CDSC funds are hereinafter referred to for purposes of this section as the "Exchange Funds"). Exchanges may be made after the shares of the CDSC fund or FESC fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days.

There is no holding period for exchanges of shares acquired by exchange or dividend reinvestment. However, shares of CDSC funds, including shares acquired in exchange for shares of FESC funds, may not be exchanged for shares of FESC funds. Thus, shareholders who exchange their Fund shares for shares of CDSC funds may subsequently exchange those shares for shares of other CDSC funds or for shares of Exchange Funds, but may not reacquire FESC fund shares by exchange. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss.

   Any new account established through the Exchange Privilege will have the same registration and cash dividend or dividend reinvestment plan as the present account, unless the Transfer Agent receives written notification to the contrary. For telephone exchanges, the exact registration of the existing account and the account number must be provided.

   Any shares held in certificate form cannot be exchanged but must be forwarded to the Transfer Agent and deposited into the shareholder's account before being eligible for exchange. (Certificates mailed in for deposit should not be endorsed).

   With respect to the repurchase of shares of the Fund, the application of proceeds to the purchase of new shares in the Fund or any other of the funds and the general administration of the Exchange Privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's selected broker-dealer, if any, in the performance of such functions.

   With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any selected broker-dealer.

   The Distributor and any selected broker-dealer have authorized and appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other fund and the general administration of the Exchange Privilege. No commission or discounts will be paid to the Distributor or any selected broker-dealer for any transactions pursuant to this Exchange Privilege.


   Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. (The minimum initial investment is $5,000 for Dean Witter Liquid Asset Fund Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter New York Municipal Money Market Trust and Dean Witter California Tax-Free Daily Income Trust although those funds may, at their discretion, accept initial investments of as low as $1,000. The minimum initial investment for Dean Witter Short-Term U.S. Treasury Trust is $10,000 although that fund may, at its discretion, accept initial investments of as low as $5,000. The minimum initial investment is $5,000 for Dean Witter Special Value Fund. The minimum initial investment for all other Dean Witter Funds for which the Exchange Privilege is available is $1,000.) Upon exchange into an Exchange Fund, the shares of that fund will be held in a special Exchange Privilege Account separately from accounts of those shareholders who have acquired their shares directly from that fund. As a result, certain services normally available to shareholders of Exchange Funds, including the check writing feature, will not be available for funds held in that account.


   The Fund and each of the other Dean Witter Funds may limit the number of times this Exchange Privilege may be exercised by any investor within a specified period of time. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of the Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies (presently sixty days prior written notice for termination or material revision), provided that six months prior written notice of termination will be given to the shareholders who hold shares of Exchange Funds, pursuant to the Exchange Privilege and provided further that the Exchange Privilege may be terminated or materially revised without notice at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, (d) during any other period when the Securities and Exchange Commission by order so permits (provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist), or (e) if the Fund would be unable to invest amounts effectively in accordance with its investment objective(s), policies and restrictions.

   For further information regarding the Exchange Privilege, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.

REDEMPTIONS AND REPURCHASES
-----------------------------------------------------------------------------

   Redemption. As stated in the Prospectus, shares of the Fund can be redeemed for cash at any time at the net asset value per share next determined. If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption. The share certificate, or an accompanying stock power, and the request for redemption, must be signed by the shareholder or shareholders exactly as the shares are registered. Each request for redemption, whether or not accompanied by a share certificate, must be sent to the Fund's Transfer Agent, which will redeem the shares at their net asset value next computed (see "Purchase of Fund Shares" in the Prospectus) after it receives the request, and certificate, if any, in good order. Any redemption request received after such computation will be redeemed at the next determined net asset value. The term "good order" means that the share certificate, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or the Transfer Agent. If redemption is requested by a corporation, partnership, trust or fiduciary, the Transfer Agent may require that written evidence of authority acceptable to the Transfer Agent be submitted before such request is accepted.

   Whether certificates are held by the shareholder or shares are held in a shareholder's account, if the proceeds are to be paid to any person other than the record owner, or if the proceeds are to be paid to a corporation (other than the Distributor or a selected broker-dealer for the account of the shareholder), partnership, trust or fiduciary, or sent to the shareholder at an address other than the registered address, signatures must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A stock power may be obtained from any dealer or commercial bank. The Fund may change the signature guarantee requirements from time to time upon notice to shareholders, which may be by means of a revised prospectus.

   Payment for Shares Redeemed or Repurchased. As discussed in the Prospectus, payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. The term good order means that the share certificate, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or the Transfer Agent. Such payment may be postponed or the right of redemption suspended at times
(a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or
(d) during any other period when the Securities and Exchange Commission by order so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist.

   If the shares to be redeemed have recently been purchased by check (including a certified or bank cashier's check), payment of redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of investment of the proceeds of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another selected broker-dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

   Reinstatement Privilege. As described in the Prospectus, a shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within thirty days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund at the net asset value (without sales charge) next determined after a reinstatement request, together with such proceeds, is received by the Transfer Agent.

   Exercise of the reinstatement privilege will not affect the federal income tax treatment of any gain or loss realized upon the redemption or repurchase, except that if the redemption or repurchase resulted in a loss and reinstatement is made in shares of the Fund, some or all of the loss, depending on the amount reinstated, will not be allowed as a deduction for federal income tax purposes but will be applied to adjust the cost basis of the shares acquired upon reinstatement.

   Involuntary Redemption. As described in the Prospectus, due to the relatively high cost of handling small investments, the Fund reserves the right to redeem, at net asset value, the shares of any shareholder whose shares have a value of less than $100, or such lesser amount as may be fixed by the Board of Trustees. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than $100 and allow him or her sixty days to make an additional investment in an amount which will increase the value of his or her account to $100 or more before the redemption is processed.

DIVIDENDS, DISTRIBUTIONS AND TAXES
-----------------------------------------------------------------------------

   Each shareholder will receive at least a quarterly summary of his or her account, including information as to reinvested dividends and capital gains distributions. Share certificates for dividends or distributions will not be issued unless a shareholder requests in writing that a certificate be issued for a specific number of shares.

   In computing net investment income, the Fund will amortize any premiums and original issue discounts on securities owned, if applicable. Capital gains or losses realized upon sale or maturity of such securities will be based on their amortized cost.

   Gains or losses on the sales of securities by the Fund will be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held for twelve months or less will be short-term capital gains or losses.

   The Fund has qualified and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. If so qualified, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, realized during any fiscal year to the extent that it distributes such income and capital gains to its shareholders.

   With respect to the Fund's investments in zero coupon bonds, the Fund accrues income prior to any actual cash payments by their issuers. In order to continue to comply with Subchapter M of the Internal Revenue Code and remain able to forego payment of federal income tax on its income and capital gains, the Fund must distribute all of its net investment income, including income accrued from zero coupon bonds. As such, the Fund may be required to dispose of some of its portfolio securities under disadvantageous circumstances to generate the cash required for distribution.

   As discussed in the Prospectus, the Fund intends to qualify to pay "exempt-interest dividends" to its shareholders by maintaining, as of the close of each of its taxable years, at least 50% of the value of its assets in tax-exempt securities. An exempt-interest dividend is that part of the dividend distributions made by the Fund which consists of interest received by the Fund on tax-exempt securities upon which the shareholder incurs no federal income taxes. Exempt-interest dividends are included, however, in determining what portion, if any, of a person's Social Security benefits are subject to federal income tax.

   As also discussed in the Prospectus, the Fund intends to invest a portion of its assets in certain "private activity bonds" issued after August 7, 1986. As a result, a portion of the exempt-interest dividends paid by the Fund will be an item of tax preference to shareholders subject to the alternative minimum tax. Certain corporations which are subject to the alternative minimum tax may also have to include exempt-interest dividends in calculating their alternative minimum taxable income in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income.

   Within sixty days after the end of its fiscal year, the Fund will mail to shareholders a statement indicating the percentage of the dividend distributions for each fiscal year which constitutes exempt-interest dividends, the percentage, if any, that is taxable, and the percentage, if any, of the exempt-interest dividends which constitutes an item of tax preference, and to what extent the taxable portion is long-term capital gain, short-term capital gain or ordinary income. This percentage should be applied uniformly to all monthly distributions made during the fiscal year to determine the proportion of dividends that is tax-exempt. The percentage may differ from the percentage of tax-exempt dividend distributions for any particular month.

   Shareholders will be subject to federal income tax on dividends paid from interest income derived from taxable securities and on distributions of net short-term capital gains. Such dividends and distributions are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Distributions of long-term capital gains, if any, are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund shares and regardless of whether the distribution is received in additional shares or in cash. Since the Fund's income is expected to be derived entirely from interest rather than dividends, it is anticipated that no portion of such dividend distributions will be eligible for the federal dividends received deduction available to corporations.

   Interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund is not deductible. Furthermore, entities or persons who are "substantial users" (or related persons) of facilities financed by industrial development bonds should consult their tax advisers before purchasing shares of the Fund. "Substantial user" is defined generally by Income Tax Regulation 1.103-11(b) as including a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of industrial development bonds.

   From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. Similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Fund could be affected. In that event, the Fund would re-evaluate its investment objective and policies.

   Any dividends or capital gains distributions received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's shares in that fund by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions are, and some portion of the dividends may be, subject to income tax. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of taxable dividends or the distribution of capital gains, such payment or distribution would be in part a return of capital but nonetheless taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

   Shareholders should consult their tax advisers regarding specific questions as to state or local taxes.

PERFORMANCE INFORMATION
-----------------------------------------------------------------------------

   As discussed in the Prospectus, from time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. Yield is calculated for any 30-day period as follows: the amount of interest income for each security in the Fund's portfolio is determined as described below; the total for the entire portfolio constitutes the Fund's gross income for the period. Expenses accrued during the period are subtracted to arrive at "net investment income." The resulting amount is divided by the product of the maximum offering price per share on the last day of the period (reduced by any undeclared earned income per share that is expected to be declared shortly after the end of the period) multiplied by the average number of Fund shares outstanding during the period that were entitled to dividends. This amount is added to 1 and raised to the sixth power. 1 is then subtracted from the result and the difference is multiplied by 2 to arrive at the annualized yield.


   To determine interest income from debt obligations, a yield-to-maturity, expressed as a percentage, is determined for obligations held at the beginning of the period, based on the current market value of the security plus accrued interest, generally as of the end of the month preceding the 30-day period, or, for obligations purchased during the period, based on the cost of the security (including accrued interest). The yield-to-maturity is multiplied by the market value (plus accrued interest) for each security and the result is divided by 360 and multiplied by 30 days or the number of days the security was held during the period, if less. Modifications are made for determining yield-to-maturity on certain tax-exempt securities. For the 30-day period ended November 30, 1996, the Fund's yield, calculated pursuant to the formula described above was 5.06%. During this period, InterCapital waived its management fee and assumed certain expenses of the Fund. Had the Fund borne these expenses and paid the management fee for the period, the yield for the 30-day period would have been 2.60%.

   The Fund may also quote a "tax-equivalent yield" determined by dividing the tax-exempt portion of quoted yield by 1 minus the stated income tax rate and adding the result to the portion of the yield that is not tax-exempt. The Fund's tax-equivalent yield, based upon a Federal personal income tax bracket of 45.6% for the 30-day period ended November 30, 1996 was 9.31% based upon the yield calculated above. Without the waiver of the management fee or the assumption of certain expenses, the Fund's tax-equivalent yield for the period would have been 4.80%.

   The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of the Fund's operations, if shorter than any of the foregoing. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment, taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. The average annual total return of the Fund for the fiscal year ended November 30, 1996 and for the period June 16, 1995 (commencement of operations) through November 30, 1996 was 2.47% and 4.60%, respectively. During this period, InterCapital waived its management fee and assumed certain expenses of the Fund. Had the fund borne these expenses and paid these fees during the stated periods, the average annual total return for the periods would have been 0.72% and 3.08%, respectively.

   In addition to the foregoing, the Fund may advertise its total return over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculation may or may not reflect the imposition of the maximum front-end sales charge which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described in the preceding paragraph, but without the deduction for any applicable sales charge. Based on this calculation, the Fund's total return for the fiscal year ended November 30, 1996 and for the period June 16, 1995 (commencement of operations) through November 30, 1996 was 5.64% and 6.81%, respectively.

   In addition, the Fund may compute its aggregate total return for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the Fund's total return for the fiscal year ended November 30, 1996 and for the period June 16, 1995 (commencement of operations) through November 30, 1996 was 5.64% and 10.08%, respectively.

   The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Fund by adding 1 to the Fund's aggregate total return to date and multiplying by $9,700, $48,500 or $97,500 ($10,000, $50,000 or $100,000 adjusted for a 3.0%, 3.0% or 2.50% sales charge, respectively). Investments of $10,000, $50,000 and $100,000 in the Fund since inception would have grown to $10,678, $53,389, and $106,778, respectively, at November 30, 1996.


SHARES OF THE FUND
-----------------------------------------------------------------------------

   The Shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. The shareholders of the Fund are entitled to a full vote for each full share held. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund. Under certain circumstances the Trustees may be removed by action of the Trustees. The shareholders also have the right under certain circumstances to remove the Trustees. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.


   The Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the managed portfolios) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances). The Trustees have not presently authorized any such additional series or classes of shares.


   The Declaration of Trust further provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated above, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.


   The Fund shall be of unlimited duration subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or the Trustees.


CUSTODIAN AND TRANSFER AGENT
-----------------------------------------------------------------------------

   The Bank of New York, 90 Washington Street, New York, New York 10286 is the Custodian of the Fund's assets. The Custodian has no part in deciding the Fund's investment policies or which securities are to be purchased or sold for the Fund's portfolio. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by Federal deposit insurance. Such balances may, at times, be substantial.


   Dean Witter Trust Company, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 is the Transfer Agent of the Fund's shares and Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans described herein. Dean Witter Trust Company is an affiliate of Dean Witter InterCapital Inc., the Fund's Investment Manager, and Dean Witter Distributors Inc., the Fund's Distributor. As Transfer Agent and Dividend Disbursing Agent, Dean Witter Trust Company's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services Dean Witter Trust Company receives a per shareholder account fee from the Fund.

INDEPENDENT ACCOUNTANTS
-----------------------------------------------------------------------------

   Price Waterhouse LLP serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.

REPORTS TO SHAREHOLDERS
-----------------------------------------------------------------------------

   The Fund will send to shareholders, at least semi-annually, reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent accountants, will be sent to shareholders each year.

   The Fund's fiscal year is November 30. The financial statements of the Fund must be audited at least once a year by independent accountants whose selection is made annually by the Fund's Board of Trustees.

LEGAL COUNSEL
-----------------------------------------------------------------------------

   Sheldon Curtis, Esq., who is an officer and the General Counsel of the Investment Manager, is an officer and the General Counsel of the Fund.

EXPERTS
-----------------------------------------------------------------------------


   The financial statements of the Fund for the year ended November 30, 1996 included in this Statement of Additional Information and incorporated by reference in the Prospectus have been so included and incorporated in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


REGISTRATION STATEMENT
-----------------------------------------------------------------------------

   This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

DEAN WITTER HAWAII MUNICIPAL TRUST
PORTFOLIO OF INVESTMENTS November 30, 1996



 PRINCIPAL
 AMOUNT IN                                                                    COUPON   MATURITY
 THOUSANDS                                                                     RATE      DATE       VALUE
----------- ---------------------------------------------------------------- -------- ---------- -----------
            HAWAII TAX-EXEMPT MUNICIPAL BONDS+ (93.9%)
            General Obligations (17.5%)
   $  100   Hawaii, 1993 Ser CH  ............................................  6.00 %  11/01/10    $108,680
      150   Honolulu City & County, Ser 1996 A (FGIC)  ......................  5.50    09/01/15     151,020
      100   Kauai County, Refg 1992 Ser C (AMBAC)  ..........................  5.15    08/01/00     103,059
      100   Maui County, 1996 Ser A (MBIA)  .................................  5.75    06/01/13     103,577
      100   Puerto Rico, Public Improvement Ser 1996  .......................  5.50    07/01/17      98,781
-----------                                                                                      -----------
      550                                                                                           565,117
-----------                                                                                      -----------
            Educational Facilities Revenue (4.6%)
      150   University of Puerto Rico, Ser M (MBIA)  ........................  5.25    06/01/25     148,467
-----------                                                                                      -----------
            Hospital Revenue (12.1%)
            Hawaii Department of Budget & Finance,
      200    Kapiolani Health Care Ser 1996  ................................  6.25    07/01/21     207,504
      100    Queens Health 1996 Ser A  ......................................  5.875   07/01/11     102,573
       75   Puerto Rico Industrial, Tourist, Educational, Medical &
             Environmental Control Facilities Financing Authority, Hospital
             Auxilio Mutuo
             1995 Ser A (MBIA)  .............................................  6.25    07/01/24      80,085
-----------                                                                                      -----------
      375                                                                                           390,162
-----------                                                                                      -----------
            Industrial Development/Pollution Control Revenue (13.1%)
            Hawaii Department of Budget & Finance,
      100    Hawaiian Electric Co Ser 1995 A (AMT) (MBIA)  ..................  6.60    01/01/25     109,456
      200    Hawaiian Electric Co Ser 1996 A (AMT) (MBIA)  ..................  6.20    05/01/26     209,834
      100   Puerto Rico Ports Authority, American Airlines Inc 1996 Ser A
             (AMT)  .........................................................  6.25    06/01/26     102,473
-----------                                                                                      -----------
      400                                                                                           421,763
-----------                                                                                      -----------
            Mortgage Revenue -Multi-Family (7.1%)
            Hawaii Housing Finance & Development Corporation,
      100    Affordable Rental 1995 Ser A  ..................................  6.10    07/01/30     101,081
      125    University of Hawaii Faculty Ser 1995 (AMBAC)  .................  5.65    10/01/16     127,077
-----------                                                                                      -----------
      225                                                                                           228,158
-----------                                                                                      -----------
            Mortgage Revenue -Single Family (10.7%)
      300   Hawaii Housing Finance & Development Corporation, Purchase
             1994 Ser B (MBIA)  .............................................  5.90    07/01/27     305,031
       40   Puerto Rico Housing Bank & Finance Agency, GNMA/FNMA
             Collateralized Portfolio I (AMT)  ..............................  6.10    10/01/15      40,826
-----------                                                                                      -----------
      340                                                                                           345,857
-----------                                                                                      -----------
            Transportation Facilities Revenue (16.5%)
            Hawaii,
      275    Airports Third Refg Ser of 1994 (AMT) (AMBAC)  .................  5.75    07/01/09     284,614
      150    Highway Ser 1996  ..............................................  5.25    07/01/16     147,116
      100   Puerto Rico Highway & Transportation Authority, Refg Ser V  .....  5.75    07/01/18     100,041
-----------                                                                                      -----------
      525                                                                                           531,771
-----------                                                                                      -----------

                      SEE NOTES TO FINANCIAL STATEMENTS

                               36

DEAN WITTER HAWAII MUNICIPAL TRUST
PORTFOLIO OF INVESTMENTS November 30, 1996, continued

 PRINCIPAL
 AMOUNT IN                                                                    COUPON   MATURITY
 THOUSANDS                                                                     RATE      DATE       VALUE
----------- ---------------------------------------------------------------- -------- ---------- -----------
            Water & Sewer Revenue (9.2%)
   $  200   Honolulu Board of Water Supply, Ser 1996  .......................  5.80%   07/01/16   $  204,908
      100   Puerto Rico Aqueduct & Sewer Authority, Refg Ser 1995  ..........  5.00    07/01/19       92,720
-----------                                                                                      -----------
      300                                                                                            297,628
-----------                                                                                      -----------
            Other Revenue (3.1%)
      100   Puerto Rico Industrial, Tourist, Educational, Medical &
             Environmental Control Facilities Financing Authority, Teachers
             Retirement 1996 Ser B  .........................................  5.50    07/01/16      100,420
-----------                                                                                      -----------
   $2,965   TOTAL HAWAII TAX-EXEMPT MUNICIPAL BONDS (Identified Cost $2,938,569) (a)     93.9%     3,029,343
===========
            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES  ..........................    6.1        195,642
                                                                                      ---------- -----------
            NET ASSETS  ..............................................................  100.0%    $3,224,985
                                                                                      ========== ===========



------------

   AMT     Alternative Minimum Tax.

   +       Puerto Rico issues represent 23.7% of net assets.

   (a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross and net unrealized appreciation is $90,774.

Bond Insurance:

   AMBAC   AMBAC Indemnity Corporation.

   FGIC    Financial Guaranty Insurance Company.

   MBIA    Municipal Bond Investors Assurance Corporation.


                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER HAWAII MUNICIPAL TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1996

 ASSETS:
Investments in securities, at value
 (identified cost $2,938,569) .........................   $3,029,343
Cash ..................................................      132,971
Interest receivable ...................................       64,671
Deferred organizational expenses ......................       42,505
Receivable from affiliate .............................       30,790
                                                        ------------
  TOTAL ASSETS ........................................    3,300,280
                                                        ------------
LIABILITIES:
Payable for:
 Dividends to shareholders ............................        1,347
 Plan of distribution fee .............................          522
Organizational expenses ...............................       42,539
Accrued expenses and other payables ...................       30,887
                                                        ------------
  TOTAL LIABILITIES ...................................       75,295
                                                        ------------
NET ASSETS:
Paid-in-capital .......................................    3,151,505
Net unrealized appreciation ...........................       90,774
Accumulated undistributed net investment income  ......          919
Accumulated net realized loss .........................      (18,213)
                                                        ------------
  NET ASSETS ..........................................   $3,224,985
                                                        ============
NET ASSET VALUE PER SHARE,
 324,125 shares outstanding (unlimited shares
 authorized
 of $.01 par value) ...................................   $9.95
                                                        ============
MAXIMUM OFFERING PRICE PER SHARE,
 (net asset value plus 3.09% of net asset value)*  ....   $10.26
                                                        ============


------------

* On sales of $100,000 or more, the offering price is reduced.


                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER HAWAII MUNICIPAL TRUST
FINANCIAL STATEMENTS, continued


STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 1996



 NET INVESTMENT INCOME:
INTEREST INCOME ..........................   $ 125,108
                                           -----------
EXPENSES
Professional fees ........................      58,357
Shareholder reports and notices ..........      32,587
Organizational expenses ..................      12,027
Investment management fee ................       8,265
Plan of distribution fee .................       4,594
Registration fees ........................       3,628
Transfer agent fees and expenses  ........       2,487
Custodian fees ...........................         670
Other ....................................       4,506
                                           -----------
  TOTAL EXPENSES BEFORE EXPENSE OFFSET
 AND
  AMOUNTS WAIVED/ASSUMED  ................     127,121
  LESS: AMOUNTS WAIVED/ASSUMED  ..........    (121,862)
  LESS: EXPENSE OFFSET  ..................        (665)
                                           -----------
  TOTAL EXPENSES AFTER EXPENSE OFFSET AND
  AMOUNTS WAIVED/ASSUMED  ................       4,594
                                           -----------
  NET INVESTMENT INCOME ..................     120,514
                                           -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss ........................     (18,128)
Net change in unrealized appreciation  ...      55,522
                                           -----------
  NET GAIN ...............................      37,394
                                           -----------
NET INCREASE .............................   $ 157,908
                                           ===========



                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER HAWAII MUNICIPAL TRUST
FINANCIAL STATEMENTS, continued


STATEMENT OF CHANGES IN NET ASSETS

                                                                             FOR THE PERIOD
                                                           FOR THE YEAR      JUNE 16, 1995*
                                                               ENDED             THROUGH
                                                         NOVEMBER 30, 1996  NOVEMBER 30, 1995
------------------------------------------------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income .................................     $  120,514             $   22,031
Net realized gain (loss) ..............................        (18,128)                   385
Net change in unrealized appreciation .................         55,522                 35,252
                                                        -----------------  ------------------
  NET INCREASE ........................................        157,908                 57,668
Dividends from net investment income ..................       (120,065)               (22,031)
Net increase from transactions in shares of beneficial
 interest .............................................      1,676,974              1,374,524
                                                        -----------------  ------------------
  NET INCREASE ........................................      1,714,817              1,410,161
NET ASSETS:
Beginning of period ...................................      1,510,168                100,007
                                                        -----------------  ------------------
  END OF PERIOD
  (Including undistributed net investment income of
  $919 and $0, respectively) ..........................     $3,224,985             $1,510,168
                                                        =================  ==================

------------

* Commencement of operations.


                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER HAWAII MUNICIPAL TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1996
1. Organization and Accounting Policies

Dean Witter Hawaii Municipal Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is to provide a high level of current income which is exempt from both federal and State of Hawaii income taxes consistent with the preservation of capital. The Fund was organized as a Massachusetts business trust on March 14, 1995 and had no operations other than those relating to organizational matters and the issuance of 10,310 shares of beneficial interest for $100,007 to Dean Witter InterCapital Inc. (the "Investment Manager") to effect the Fund's initial capitalization. The Fund commenced operations on June 16, 1995.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

DEAN WITTER HAWAII MUNICIPAL TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1996, continued

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- The Investment Manager paid the organizational expenses of the Fund in the amount of approximately $60,000 which will be reimbursed for the full amount thereof, exclusive of amounts assumed of $17,495. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, calculated daily and payable monthly, by applying the annual rate of 0.35% to the Fund's average daily net assets.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

The Investment Manager has undertaken to assume all operating expenses (except brokerage and 12b-1 fees) and waive the compensation provided for in its Investment Management Agreement until such time as the Fund has $50 million of net assets or until June 30, 1997, whichever occurs first.

DEAN WITTER HAWAII MUNICIPAL TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1996, continued

3. PLAN OF DISTRIBUTION

Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, is the distributor of the Fund's shares and in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act, finances certain expenses in connection therewith.

Under the Plan, the Distributor bears the expense of all promotional and distribution related activities on behalf of the Fund, except for expenses that the Trustees determine to reimburse, as described below. The following activities and services may be provided by the Distributor, Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, its affiliates and other dealers who have entered into selected dealer agreements with the Distributor under the Plan: (1) compensation to, and expenses of, account executives of DWR, other employees and selected broker-dealers, including overhead and telephone expenses; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Fund's shares; (3) expenses incurred in connection with promoting sales of the Fund's shares; (4) preparation, printing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements.

The Fund is authorized to reimburse the Distributor for specific expenses the Distributor incurs or plans to incur in promoting the distribution of the Fund's shares. The amount of each monthly reimbursement payment may in no event exceed an amount equal to a payment at the annual rate of 0.20% of the Fund's average daily net assets during the month. Expenses incurred by the Distributor pursuant to the Plan in any fiscal year will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the year ended November 30, 1996, the distribution fee was accrued at the annual rate of 0.19%.

The Distributor has informed the Fund that for the year ended November 30, 1996, it received approximately $58,000 in commissions from the sale of shares of the Fund's beneficial interest. Such commissions are deducted from the proceeds of sales of beneficial interest and are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended November 30, 1996 aggregated $2,727,943 and $1,126,939 respectively.

Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At November 30, 1996, the Fund had transfer agent fees and expenses payable of approximately $200.

DEAN WITTER HAWAII MUNICIPAL TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1996, continued

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                           FOR THE PERIOD
                                 FOR THE YEAR             JUNE 16, 1995*
                                    ENDED                    THROUGH
                                 NOVEMBER 30,              NOVEMBER 30,
                                     1996                      1995
                            ------------------------  ------------------------
                               SHARES       AMOUNT       SHARES       AMOUNT
                            ----------  ------------  ----------  ------------
Sold ......................   221,179     $2,156,449    141,805     $1,371,598
Reinvestment of dividends       7,541         73,494      1,510         14,596
                            ----------  ------------  ----------  ------------
                              228,720      2,229,943    143,315      1,386,194
Repurchased ...............   (57,016)      (552,969)    (1,204)       (11,670)
                            ----------  ------------  ----------  ------------
Net increase ..............   171,704     $1,676,974    142,111     $1,374,524
                            ==========  ============  ==========  ============

* Commencement of operations.

6. FEDERAL INCOME TAX STATUS

At November 30, 1996, the Fund had a net capital loss carryover of approximately $18,200 which will be available through November 30, 2004 to offset future capital gains to the extent provided by regulations.

Dean Witter Hawaii Municipal Trust
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                      FOR THE PERIOD
                                                                    FOR THE YEAR      JUNE 16, 1995*
                                                                        ENDED             THROUGH
                                                                  NOVEMBER 30, 1996  NOVEMBER 30, 1995
---------------------------------------------------------------  -----------------  -----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ...........................       $ 9.91        $     9.70
                                                                 -----------------  -----------------
Net investment income ..........................................         0.50              0.19
Net realized and unrealized gain ...............................         0.04              0.21
                                                                 -----------------  -----------------
Total from investment operations ...............................         0.54              0.40
Less dividends from net investment income ......................        (0.50)            (0.19)
                                                                 -----------------  -----------------
Net asset value, end of period .................................       $ 9.95        $     9.91
                                                                 =================  =================
TOTAL INVESTMENT RETURN+  ......................................         5.64%             4.21%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense offset and after amounts waived/assumed          0.19%(4)          0.20%(2)(3)
Net investment income ..........................................         5.09%(4)          4.69%(2)(3)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ........................       $3,225             $1,510
Portfolio turnover rate ........................................           51%        14%(1)

------------

   *   Commencement of operations.

   + Does not reflect the deduction of sales load. Calculated based on the net asset value as of the last business day of the period.

   (1) Not annualized.

   (2) Annualized.

   (3) If the Investment Manager had not assumed expenses and waived the management fee, the expense and net investment income ratios, after application of the Fund's state expense limitation, would have been 2.70% and 2.19%, respectively, which reflect the effect of expense offsets of 0.10%.

   (4) If the Investment Manager had not assumed expenses and waived the management fee, the expense and net investment income ratios, after application of the Fund's state expense limitation, would have been 2.69% and 2.59%, respectively, which reflect the effect of expense offsets of 0.03%.


                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER HAWAII MUNICIPAL TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER HAWAII MUNICIPAL TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter Hawaii Municipal Trust (the "Fund") at November 30, 1996, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period June 16, 1995 (commencement of operations) through November 30, 1995, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
January 10, 1997

                     1996 FEDERAL TAX NOTICE (unaudited)

    During the year ended November 30, 1996, the Fund paid to shareholders $0.50 per share from net investment income. All of the Fund's dividends from net investment income were exempt interest dividends, excludable from gross income for Federal income tax purposes.

APPENDIX

RATINGS OF INVESTMENTS
-----------------------------------------------------------------------------

Moody's Investors Service Inc. ("Moody's")

                            MUNICIPAL BOND RATINGS

 Aaa     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa       Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A        Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa      Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
         Bonds rated Aaa, Aa, A and Baa are considered investment grade bonds.
Ba       Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.
B        Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa      Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca       Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C        Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Conditional Rating: Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These bonds are secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience,
(c) rentals which begin when facilities are completed or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

   Rating Refinements: Moody's may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa though B in its municipal bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                            MUNICIPAL NOTE RATINGS

   Moody's ratings for state and municipal note and other short-term loans are designated Moody's Investment Grade (MIG). MIG 1 denotes best quality and means there is present strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. MIG 2 denotes high quality and means that margins of protection are ample although not as large as in MIG 1. MIG 3 denotes favorable quality and means that all security elements are accounted for but that the undeniable strength of the previous grades, MIG 1 and MIG 2, is lacking. MIG 4 denotes adequate quality and means that the protection commonly regarded as required of an investment security is present and that while the notes are not distinctly or predominantly speculative, there is specific risk.

                       VARIABLE RATE DEMAND OBLIGATIONS

   A short-term rating, in addition to the Bond or MIG ratings, designated VMIG may also be assigned to an issue having a demand feature. The assignment of the VMIG symbol reflects such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. The VMIG rating criteria are identical to the MIG criteria discussed above.

                           COMMERCIAL PAPER RATINGS

   Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. These ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2, Prime-3.

   Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations; and Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S")

                            MUNICIPAL BOND RATINGS

   A Standard & Poor's municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

   The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and
(3) protection afforded by, and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

   Standard & Poor's does not perform an audit in connection with any rating and may, on occasion,rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

AAA      Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.
AA       Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.
A        Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.
BBB      Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.
         Bonds rated AAA, AA, A and BBB are considered investment grade bonds.
BB       Debt rated "BB" has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which would lead to inadequate capacity or willingness to pay interest and repay principal.
B        Debt rated "B" has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.
CCC      Debt rated "CCC" has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.
CC       The rating "CC" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" rating.
C        The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating.
Cl       The rating "Cl" is reserved for income bonds on which no interest is being paid.
D        Debt rated "D" is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
NR       Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.
         Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
         Plus (+) or minus(-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

                               49

         The foregoing ratings are sometimes followed by a "p" which indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion.

                            MUNICIPAL NOTE RATINGS

   Commencing on July 27, 1984, Standard & Poor's instituted a new rating category with respect to certain municipal note issues with a maturity of less than three years. The new note ratings denote thefollowing:

     SP-1 denotes a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics are given a plus (+) designation (SP-1+).

     SP-2 denotes a satisfactory capacity to pay principal and interest.

     SP-3 denotes a speculative capacity to pay principal and interest.

                           COMMERCIAL PAPER RATINGS

   Standard and Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The categories are as follows:

     Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.

     A-1 indicates that the degree of safety regarding timely payments is very strong.

     A-2 indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

     A-3 indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                       DEAN WITTER HAWAII MUNICIPAL TRUST

                            PART C OTHER INFORMATION


Item 24.  Financial Statements and Exhibits

     (a)  Financial Statements

       (1)  Financial statements and schedules, included
            in Prospectus (Part A):
                                                                    Page in
                                                                    Prospectus
                                                                    ----------

            Financial Highlights for the period June 16, 1995
            through November 30, 1995 and for the fiscal year
            ended November 30, 1996...........................           4

       (2) Financial statements included in the Statement of Additional Information (Part B):

            Portfolio of Investments at November 30, 1996......         36

            Statement of Assets and Liabilities at November 30,
            1996...............................................         38

            Statement of Operations for the fiscal year ended
            November 30, 1996..................................         39

            Statement of Changes in Net Assets for the period
            June 16, 1995 through November 30, 1995 and for the
            fiscal year ended November 30, 1996................         40

            Notes to Financial Statements......................         41

       (3)  Financial statements included in Part C:

            Financial highlights for the period June 16, 1995
            through November 30, 1995 and for the fiscal year
            ended November 30, 1996............................         45


       (b)  Exhibits:

2.  --      By-Laws of the Registrant, Amended and Restated
            as of October 25, 1996

8.  --      Form of Amendment to the Custody Agreement
            between Registrant and The Bank of New York

11. --      Consent of Independent Accountants

16. -- Schedules for Computation of Performance Quotations and Yield Quotation

27. --      Financial Data Schedule

------------------------
            All other exhibits previously filed and incorporated by reference.


Item 25.    Persons Controlled by or Under Common Control With
            Registrant.

            None


Item 26.    Number of Holders of Securities.

         (1)                                   (2)
                                     Number of Record Holders
     Title of Class                    at December 31, 1996
     --------------                  ------------------------

Shares of Beneficial Interest                   121


Item 27.    Indemnification

     Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under
Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

     Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Investment Management Agreement, neither the Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

     The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

     Registrant, in conjunction with the Investment Manager, Registrant's Trustees, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of Registrant, or who is or was serving at the request of Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify him.

Item 28.    Business and Other Connections of Investment Adviser.

     See "The Fund and Its Management" in the Prospectus regarding the business of the investment adviser. The following information is given regarding officers of Dean Witter InterCapital Inc. InterCapital is a wholly-owned subsidiary of Dean Witter, Discover & Co. The principal address of the Dean Witter Funds is Two World Trade Center, New York, New York 10048.

     The term "Dean Witter Funds" used below refers to the following registered investment companies:

Closed-End Investment Companies
-------------------------------
 (1) InterCapital Income Securities Inc.
 (2) High Income Advantage Trust
 (3) High Income Advantage Trust II
 (4) High Income Advantage Trust III
 (5) Municipal Income Trust
 (6) Municipal Income Trust II
 (7) Municipal Income Trust III
 (8) Dean Witter Government Income Trust
 (9) Municipal Premium Income Trust
(10) Municipal Income Opportunities Trust
(11) Municipal Income Opportunities Trust II
(12) Municipal Income Opportunities Trust III
(13) Prime Income Trust
(14) InterCapital Insured Municipal Bond Trust
(15) InterCapital Quality Municipal Income Trust
(16) InterCapital Quality Municipal Investment Trust
(17) InterCapital Insured Municipal Income Trust
(18) InterCapital California Insured Municipal Income Trust
(19) InterCapital Insured Municipal Trust
(20) InterCapital Quality Municipal Securities
(21) InterCapital New York Quality Municipal Securities
(22) InterCapital California Quality Municipal Securities
(23) InterCapital Insured California Municipal Securities
(24) InterCapital Insured Municipal Securities

Open-end Investment Companies:
------------------------------
 (1) Dean Witter Short-Term Bond Fund
 (2) Dean Witter Tax-Exempt Securities Trust
 (3) Dean Witter Tax-Free Daily Income Trust
 (4) Dean Witter Dividend Growth Securities Inc.
 (5) Dean Witter Convertible Securities Trust
 (6) Dean Witter Liquid Asset Fund Inc.
 (7) Dean Witter Developing Growth Securities Trust
 (8) Dean Witter Retirement Series
 (9) Dean Witter Federal Securities Trust
(10) Dean Witter World Wide Investment Trust
(11) Dean Witter U.S. Government Securities Trust
(12) Dean Witter Select Municipal Reinvestment Fund
(13) Dean Witter High Yield Securities Inc.
(14) Dean Witter Intermediate Income Securities
(15) Dean Witter New York Tax-Free Income Fund
(16) Dean Witter California Tax-Free Income Fund
(17) Dean Witter Health Sciences Trust
(18) Dean Witter California Tax-Free Daily Income Trust
(19) Dean Witter Global Asset Allocation Fund
(20) Dean Witter American Value Fund
(21) Dean Witter Strategist Fund
(22) Dean Witter Utilities Fund
(23) Dean Witter World Wide Income Trust

(24) Dean Witter New York Municipal Money Market Trust
(25) Dean Witter Capital Growth Securities
(26) Dean Witter Precious Metals and Minerals Trust
(27) Dean Witter European Growth Fund Inc.
(28) Dean Witter Global Short-Term Income Fund Inc.
(29) Dean Witter Pacific Growth Fund Inc.
(30) Dean Witter Multi-State Municipal Series Trust
(31) Dean Witter Premier Income Trust
(32) Dean Witter Short-Term U.S. Treasury Trust
(33) Dean Witter Diversified Income Trust
(34) Dean Witter U.S. Government Money Market Trust
(35) Dean Witter Global Dividend Growth Securities
(36) Active Assets California Tax-Free Trust
(37) Dean Witter Natural Resource Development Securities Inc.
(38) Active Assets Government Securities Trust
(39) Active Assets Money Trust
(40) Active Assets Tax-Free Trust
(41) Dean Witter Limited Term Municipal Trust
(42) Dean Witter Variable Investment Series
(43) Dean Witter Value-Added Market Series
(44) Dean Witter Global Utilities Fund
(45) Dean Witter High Income Securities
(46) Dean Witter National Municipal Trust
(47) Dean Witter International SmallCap Fund
(48) Dean Witter Mid-Cap Growth Fund
(49) Dean Witter Select Dimensions Investment Series
(50) Dean Witter Balanced Growth Fund
(51) Dean Witter Balanced Income Fund
(52) Dean Witter Hawaii Municipal Trust
(53) Dean Witter Capital Appreciation Fund
(54) Dean Witter Intermediate Term U.S. Treasury Trust
(55) Dean Witter Information Fund
(56) Dean Witter Japan Fund
(57) Dean Witter Income Builder Fund
(58) Dean Witter Special Value Fund
(59) Dean Witter Financial Services Trust

The term "TCW/DW Funds" refers to the following registered investment companies:

Open-End Investment Companies
-----------------------------
 (1) TCW/DW Core Equity Trust
 (2) TCW/DW North American Government Income Trust
 (3) TCW/DW Latin American Growth Fund
 (4) TCW/DW Income and Growth Fund
 (5) TCW/DW Small Cap Growth Fund
 (6) TCW/DW Balanced Fund
 (7) TCW/DW Total Return Trust
 (8) TCW/DW Mid-Cap Equity Trust
 (9) TCW/DW Global Telecom Trust
(10) TCW/DW Strategic Income Trust

Closed-End Investment Companies
-------------------------------
 (1) TCW/DW Term Trust 2000
 (2) TCW/DW Term Trust 2002
 (3) TCW/DW Term Trust 2003
 (4) TCW/DW Emerging Markets Opportunities Trust

NAME AND POSITION            OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.            AND NATURE OF CONNECTION
-----------------            ------------------------------------------------

Charles A. Fiumefreddo       Executive Vice President and Director of Dean
Chairman, Chief              Witter Reynolds Inc. ("DWR"); Chairman, Chief
Executive Officer and        Executive Officer and Director of Dean Witter
Director                     Distributors Inc. ("Distributors") and Dean
                             Witter Services Company Inc. ("DWSC"); Chairman and Director of Dean Witter Trust Company
                             ("DWTC"); Chairman, Director or Trustee,
                             President and Chief Executive Officer of the Dean
                             Witter Funds and Chairman, Chief Executive
                             Officer and Trustee of the TCW/DW Funds; Formerly
                             Executive Vice President and Director of Dean
                             Witter, Discover & Co. ("DWDC"); Director and/or officer of various DWDC subsidiaries.

Philip J. Purcell            Chairman, Chief Executive Officer and Director of
Director                     of DWDC and DWR; Director of DWSC and
                             Distributors; Director or Trustee of the Dean
                             Witter Funds; Director and/or officer of various
                             DWDC subsidiaries.


Richard M. DeMartini         Executive Vice President of DWDC; President and
Director                     Chief Operating Officer of Dean Witter Capital;
                             Director of DWR, DWSC, Distributors and DWTC;
                             Trustee of the TCW/DW Funds; Member (since
                             January, 1993) and Chairman (since January, 1995) of the Board of Directors of NASDAQ.

James F. Higgins             Executive Vice President of DWDC; President and
Director                     Chief Operating Officer of Dean Witter Financial;
                             Director of DWR, DWSC, Distributors and DWTC.

Thomas C. Schneider          Executive Vice President and Chief Financial
Executive Vice               Officer of DWDC, DWR, DWSC and Distributors;
President, Chief             Director of DWR, DWSC and Distributors.
Financial Officer and
Director

Christine A. Edwards         Executive Vice President, Secretary and General
Director                     Counsel of DWDC and DWR; Executive Vice President,
                             Secretary and Chief Legal Officer of Distributors;
                             Director of DWR, DWSC and Distributors.

NAME AND POSITION            OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.            AND NATURE OF CONNECTION
-----------------            ------------------------------------------------

Robert M. Scanlan            President and Chief Operating Officer of DWSC,
President and Chief          Executive Vice President of Distributors;
Operating Officer            Executive Vice President and Director of DWTC;
                             Vice President of the Dean Witter Funds and the
                             TCW/DW Funds.

John Van Heuvelen            President, Chief Operating Officer and Director
Executive Vice               of DWTC.
President

Joseph J. McAlinden
Executive Vice President
and Chief Investment         Vice President of the Dean Witter Funds and
Officer                      Director of DWTC.

Sheldon Curtis               Assistant Secretary of DWR; Senior Vice President,
Senior Vice President,       Secretary and General Counsel of DWSC; Senior Vice
General Counsel and          President, Assistant General Counsel and Assistant
Secretary                    Secretary of Distributors; Senior Vice President
                             and Secretary of DWTC; Vice President, Secretary
                             and General Counsel of the Dean Witter Funds and
                             the TCW/DW Funds.
Peter M. Avelar
Senior Vice President        Vice President of various Dean Witter Funds.

Mark Bavoso
Senior Vice President        Vice President of various Dean Witter Funds.

Richard Felegy
Senior Vice President

Edward Gaylor
Senior Vice President        Vice President of various Dean Witter Funds.

Robert S. Giambrone
Senior Vice President Senior Vice President of DWSC, Distributors and DWTC and Director of DWTC; Vice President of the Dean Witter Funds and the TCW/DW Funds.

Rajesh K. Gupta
Senior Vice President        Vice President of various Dean Witter Funds.

Kenton J. Hinchcliffe
Senior Vice President        Vice President of various Dean Witter Funds.

Kevin Hurley
Senior Vice President        Vice President of various Dean Witter Funds.

Jenny B. Jones
Senior Vice President        Vice President of Dean Witter Special Value Fund.

NAME AND POSITION            OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.            AND NATURE OF CONNECTION
-----------------            ------------------------------------------------

John B. Kemp, III            Director of the Provident Savings Bank, Jersey
Senior Vice President        City, New Jersey.

Anita Kolleeny
Senior Vice President        Vice President of various Dean Witter Funds.

Jonathan R. Page
Senior Vice President        Vice President of various Dean Witter Funds.

Ira N. Ross
Senior Vice President        Vice President of various Dean Witter Funds.

Rochelle G. Siegel
Senior Vice President        Vice President of various Dean Witter Funds.

Paul D. Vance
Senior Vice President        Vice President of various Dean Witter Funds.

Elizabeth A. Vetell
Senior Vice President

James F. Willison
Senior Vice President        Vice President of various Dean Witter Funds.

Ronald J. Worobel
Senior Vice President        Vice President of various Dean Witter Funds.

Thomas F. Caloia             First Vice President and Assistant Treasurer of
First Vice President         DWSC, Assistant Treasurer of Distributors;
and Assistant                Treasurer and Chief Financial Officer of the
Treasurer                    Dean Witter Funds and the TCW/DW Funds.

Marilyn K. Cranney           Assistant Secretary of DWR; First Vice President
First Vice President         and Assistant Secretary of DWSC; Assistant
and Assistant Secretary      Secretary of the Dean Witter Funds and the TCW/DW
                             Funds.

Barry Fink                   First Vice President and Assistant Secretary of
First Vice President         DWSC; Assistant Secretary of the Dean Witter
and Assistant Secretary      Funds and the TCW/DW Funds.

Michael Interrante           First Vice President and Controller of DWSC;
First Vice President         Assistant Treasurer of Distributors;First Vice
and Controller               President and Treasurer of DWTC.

Robert Zimmerman
First Vice President

NAME AND POSITION            OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.            AND NATURE OF CONNECTION
-----------------            ------------------------------------------------

Joan Allman
Vice President

Joseph Arcieri
Vice President               Vice President of various Dean Witter Funds.

Kirk Balzer
Vice President               Vice President of various Dean Witter Funds.

Douglas Brown
Vice President

Philip Casparius
Vice President

Thomas Chronert
Vice President

Rosalie Clough
Vice President

Patricia A. Cuddy
Vice President               Vice President of various Dean Witter Funds.

B. Catherine Connelly
Vice President

Salvatore DeSteno
Vice President               Vice President of DWSC.

Frank J. DeVito
Vice President               Vice President of DWSC.

Bruce Dunn
Vice President

Jeffrey D. Geffen
Vice President

Deborah Genovese
Vice President

Peter W. Gurman
Vice President

NAME AND POSITION            OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.            AND NATURE OF CONNECTION
-----------------            ------------------------------------------------

John Hechtlinger
Vice President

Peter Hermann
Vice President               Vice President of various Dean Witter Funds.

Elizabeth Hinchman
Vice President

David Hoffman
Vice President

David Johnson
Vice President

Christopher Jones
Vice President

James Kastberg
Vice President

Stanley Kapica
Vice President

Michael Knox
Vice President               Vice President of various Dean Witter Funds.

Konrad J. Krill
Vice President               Vice President of various Dean Witter Funds.

Paula LaCosta
Vice President               Vice President of various Dean Witter Funds.

Thomas Lawlor
Vice President

Gerard Lian
Vice President               Vice President of various Dean Witter Funds.

LouAnne D. McInnis           Vice President and Assistant Secretary of DWSC;
Vice President and           Assistant Secretary of the Dean Witter Funds and
Assistant Secretary          the TCW/DW Funds.

Sharon K. Milligan
Vice President

Julie Morrone
Vice President

NAME AND POSITION            OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.            AND NATURE OF CONNECTION
-----------------            ------------------------------------------------

David Myers
Vice President

James Nash
Vice President

Richard Norris
Vice President

Anne Pickrell
Vice President               Vice President of Dean Witter Global Short-
                             Term Income Fund Inc.
Hugh Rose
Vice President

Robert Rossetti              Vice President of Dean Witter Precious Metals and
Vice President               Minerals Trust.

Ruth Rossi                   Vice President and Assistant Secretary of DWSC;
Vice President and           Assistant Secretary of the Dean Witter Funds and
Assistant Secretary          the TCW/DW Funds.

Carl F. Sadler
Vice President

Rafael Scolari
Vice President               Vice President of Prime Income Trust.

Peter Seeley                 Vice President of Dean Witter World
Vice President               Wide Income Trust.

Jayne M. Stevlingson
Vice President               Vice President of various Dean Witter Funds.

Kathleen Stromberg
Vice President               Vice President of various Dean Witter Funds.

Vinh Q. Tran
Vice President               Vice President of various Dean Witter Funds.

Alice Weiss
Vice President               Vice President of various Dean Witter Funds.

Katherine C. Wickham
Vice President

Item 29.    Principal Underwriters
     (a) Dean Witter Distributors Inc. ("Distributors"), a Delaware corporation, is the principal underwriter of the Registrant. Distributors is also the principal underwriter of the following investment companies:
 (1)        Dean Witter Liquid Asset Fund Inc.
 (2)        Dean Witter Tax-Free Daily Income Trust
 (3)        Dean Witter California Tax-Free Daily Income Trust
 (4)        Dean Witter Retirement Series
 (5)        Dean Witter Dividend Growth Securities Inc.
 (6)        Dean Witter Global Asset Allocation
 (7)        Dean Witter World Wide Investment Trust
 (8)        Dean Witter Capital Growth Securities
 (9)        Dean Witter Convertible Securities Trust
(10)        Active Assets Tax-Free Trust
(11)        Active Assets Money Trust
(12)        Active Assets California Tax-Free Trust
(13)        Active Assets Government Securities Trust
(14)        Dean Witter Short-Term Bond Fund
(15)        Dean Witter Mid-Cap Growth Fund
(16)        Dean Witter U.S. Government Securities Trust
(17)        Dean Witter High Yield Securities Inc.
(18)        Dean Witter New York Tax-Free Income Fund
(19)        Dean Witter Tax-Exempt Securities Trust
(20)        Dean Witter California Tax-Free Income Fund
(21)        Dean Witter Limited Term Municipal Trust
(22)        Dean Witter Natural Resource Development Securities Inc.
(23)        Dean Witter World Wide Income Trust
(24)        Dean Witter Utilities Fund
(25)        Dean Witter Strategist Fund
(26)        Dean Witter New York Municipal Money Market Trust
(27)        Dean Witter Intermediate Income Securities
(28)        Prime Income Trust
(29)        Dean Witter European Growth Fund Inc.
(30)        Dean Witter Developing Growth Securities Trust
(31)        Dean Witter Precious Metals and Minerals Trust
(32)        Dean Witter Pacific Growth Fund Inc.
(33)        Dean Witter Multi-State Municipal Series Trust
(34)        Dean Witter Federal Securities Trust
(35)        Dean Witter Short-Term U.S. Treasury Trust
(36)        Dean Witter Diversified Income Trust
(37)        Dean Witter Health Sciences Trust
(38)        Dean Witter Global Dividend Growth Securities
(39)        Dean Witter American Value Fund
(40)        Dean Witter U.S. Government Money Market Trust
(41)        Dean Witter Global Short-Term Income Fund Inc.
(42)        Dean Witter Premier Income Trust
(43)        Dean Witter Value-Added Market Series
(44)        Dean Witter Global Utilities Fund
(45)        Dean Witter High Income Securities
(46)        Dean Witter National Municipal Trust
(47)        Dean Witter International SmallCap Fund
(48)        Dean Witter Balanced Growth Fund
(49)        Dean Witter Balanced Income Fund

(50)        Dean Witter Hawaii Municipal Trust
(51)        Dean Witter Variable Investment Series
(52)        Dean Witter Capital Appreciation Fund
(53)        Dean Witter Intermediate Term U.S. Treasury Trust
(54)        Dean Witter Information Fund
(55)        Dean Witter Japan Fund
(56)        Dean Witter Income Builder Fund
(57)        Dean Witter Special Value Fund
(58)        Dean Witter Financial Services Trust
 (1)        TCW/DW Core Equity Trust
 (2)        TCW/DW North American Government Income Trust
 (3)        TCW/DW Latin American Growth Fund
 (4)        TCW/DW Income and Growth Fund
 (5)        TCW/DW Small Cap Growth Fund
 (6)        TCW/DW Balanced Fund
 (7)        TCW/DW Total Return Trust
 (8)        TCW/DW Mid-Cap Equity Trust
 (9)        TCW/DW Global Telecom Trust
(10)        TCW/DW Strategic Income Trust

     (b) The following information is given regarding directors and officers of Distributors not listed in Item 28 above. The principal address of Distributors is Two World Trade Center, New York, New York 10048. None of the following persons has any position or office with the Registrant.

                                       Positions and
                                       Office with
Name                                   Distributors
----                                   -------------
Fredrick K. Kubler                    Senior Vice President, Assistant
                                      Secretary and Chief Compliance
                                      Officer.

Michael T. Gregg                      Vice President and Assistant
                                      Secretary.

Item 30.    Location of Accounts and Records

       All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.

Item 31.    Management Services

       Registrant is not a party to any such management-related service contract.

Item 32.    Undertakings

       Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                  SIGNATURES
                                  ----------

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 31st day of January, 1997.

                                       DEAN WITTER HAWAII MUNICIPAL TRUST

                                       By  /s/ Sheldon Curtis
                                         ----------------------------
                                               Sheldon Curtis
                                         Vice President and Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 has been signed below by the following persons in the capacities and on the dates indicated.

         Signatures                    Title                      Date
         ----------                    -----                      ----

(1) Principal Executive Officer        President, Chief
                                       Executive Officer,
                                       Trustee and Chairman
By  /s/ Charles A. Fiumefreddo                                  01/31/97
    --------------------------
        Charles A. Fiumefreddo

(2) Principal Financial Officer        Treasurer and Principal
                                       Accounting Officer

By  /s/ Thomas F. Caloia                                        01/31/97
    --------------------------
        Thomas F. Caloia

(3) Majority of the Trustees

    Charles A. Fiumefreddo (Chairman)
    Philip J. Purcell

By  /s/ Sheldon Curtis                                          01/31/97
    --------------------------
        Sheldon Curtis
        Attorney-in-Fact

    Michael Bozic              Manuel H. Johnson
    Edwin J.Garn               Michael E. Nugent
    John R. Haire              John L. Schroeder

By  /s/ David M. Butowsky                                       01/31/97
    --------------------------
        David M. Butowsky
        Attorney-in-Fact

                      DEAN WITTER HAWAII MUNICIPAL TRUST


                                 EXHIBIT INDEX

Exhibit No.             Description
-----------             -----------

2.    --                 By-Laws of the Registrant, Amended and Restated
                         as of October 25, 1996

8.    --                 Form of Amendment to the Custody Agreement
                         between Registrant and The Bank of New York

11.   --                 Consent of Independent Accountants

16.   --                 Schedules for Computation of Performance Quotations
                         and Yield Quotation

27.   --                 Financial Data Schedule